As filed with the Securities and Exchange Commission on August 5, 2003

1933 Act File No. 333-_____
1940 Act File No. 811-21408

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

_X_ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
___ Pre-Effective Amendment No. __
___ Post-Effective Amendment No. __

                                     and/or

_X_ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
___ Amendment No. __

                           PIONEER ALLWEATHER FUND LLC
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, ZIP Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

David C. Phelan, Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, ZIP Code) of Agent for Service

                           Copies to:




Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. _X_

                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

----------------------- --------------------- -------------------- --------------------- --------------------
Title of Securities     Amount Being          Proposed Maximum     Proposed Maximum      Amount of
Being Registered        Registered            Offering Price Per   Aggregate Offering    Registration Fee(1)
                                              Unit Price
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Common Shares           100,000 shares(2)     $10.00(2)            $1,000,000            $80.90
----------------------- --------------------- -------------------- --------------------- --------------------

(1) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           PIONEER ALLWEATHER FUND LLC
                              CROSS-REFERENCE SHEET

                               PART A--PROSPECTUS


ITEMS IN PART A OF FORM N-2                     LOCATION IN PROSPECTUS

Item 1.  Outside Front Cover                    Cover page

Item 2.  Inside Front and Outside Back
         Cover Page                             Cover pages

Item 3.  Fee Table and Synopsis                 Summary of Fund Expenses

Item 4.  Financial Highlights                   Not applicable

Item 5.  Plan of Distribution                   Cover page; Prospectus Summary;
                                                Buying, Selling and Transfering
                                                Shares

Item 6.  Selling Shareholders                   Not applicable

Item 7.  Use of Proceeds                        Use of Proceeds

Item 8.  General Description of the
         Registrant                             Cover page; Prospectus Summary;
                                                Investment Objective and
                                                Strategies; Risk Factors;
                                                Additional Information about the
                                                Fund and Summary of LLC
                                                Agreement

Item 9.  Management                             Prospectus Summary; Management
                                                of the Fund; Investment
                                                Objective and Strategies;
                                                Additional Information about the
                                                Fund and Summary of LLC
                                                Agreement

Item 10. Capital Stock, Long-Term Debt,
         and Other Securities                   Capital Accounts and
                                                Allocations; Federal Income Tax
                                                Considerations

Item 11. Defaults and Arrears on Senior
         Securities                             Not applicable

Item 12. Legal Proceedings                      Not applicable

Item 13. Table of Contents of the Statement
         of Additional Information              Table of Contents for Statement
                                                of Additional Information

                   PART B--STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORN N-2                     LOCATION IN THE STATEMENT OF
                                                ADDITIONAL INFORMATION

Item 14. Cover Page                             Cover page

Item 15. Table of Contents                      Cover page

Item 16. General Information and History        Not applicable

Item 17. Investment Objective and Policies      Use of Proceeds (prospectus);
                                                Investment Objective and
                                                Strategies (prospectus);
                                                Investment Restrictions;
                                                Appendix A--Description of
                                                Ratings

Item 18. Management                             Management of the Fund

Item 19. Control Persons and Principal
         Holders of Securities                  Not applicable

Item 20. Investment Advisory and Other
         Services                               Management of the Fund

Item 21. Brokerage Allocation and Other
         Practices                              Portfolio Transactions

Item 22. Tax Status                             Federal Income Tax
                                                Considerations (prospectus)

Item 23. Financial Statements                   Experts; Financial Statements
                                                and Independent Auditors' Report

                            PART C--OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

PROSPECTUS                                                        [logo] PIONEER
                                                                  Investments(R)


                                  Common Shares

                             PIONEER ALLWEATHER FUND

Pioneer AllWeather Fund LLC (the "Fund") is a newly formed Delaware Limited Liability Company registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company.

INVESTMENT OBJECTIVE. The Fund seeks to achieve steady capital appreciation. The Fund seeks to achieve this objective in all market conditions with low volatility and limited correlation to the equity and bond markets.

INVESTMENT PROGRAM. The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of investment vehicles that are not offered to the general public, typically referred to as hedge funds ("Investment Funds"). By investing in a diversified portfolio of Investment Funds that pursue a variety of investment strategies and that may invest in different types of securities, the Fund seeks to achieve positive absolute returns that are not correlated to the performance of the equity or bond markets. While the Fund has broad authority to select Investment Funds pursuing a variety of investment strategies, the Fund expects to allocate a substantial portion of its assets to event-driven strategies, hedged equity and trading strategies and long/short strategies. The Investment Funds may invest in equity and debt securities of U.S. and non-U.S. issuers, derivative instruments and currencies and may employ, among other investment techniques, short sales, leverage and arbitrage transactions. An investment in the Fund and the Fund's investment in the Investment Funds are subject to special risks and is only intended for investors who meet certain eligibility criteria and can bear these financial risks. Please read this prospectus carefully before investing money.

INVESTMENT ADVISER. Pioneer Alternative Investment Management Limited is the Fund's investment adviser ("PAI"). See "Management Of The Fund." For its services, PAI will be entitled to an asset based management fee and also an allocation of a portion of the profits, if any, on the Fund's investments. Consequently, the fees paid to PAI and the expenses of the Fund will be higher than a closed-end fund following a more traditional investment approach.

The Fund is offering through this prospectus its common shares (the "Shares"). The Shares are being offered during an initial public offering period, expected to end on [ ], 2003 at the initial offering price of $[ ] per Share. After the initial offering period, the Fund will offer its Shares on a monthly basis at their net asset value per Share plus any applicable sales charge, as described herein. Although the Fund anticipates making periodic offers to repurchase a portion of its outstanding Shares, no Shareholder will have the right to require the Fund to redeem any Shares.

INVESTING IN THE FUND INVOLVES SUBSTANTIAL RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 3 OF THIS PROSPECTUS.


                                                                PER SHARE
Offering Amount....................................
Maximum Sales Load.................................
Proceeds to the Fund...............................

Pioneer Funds Distributor, Inc. ("PFD") acts as the distributor of Shares on a best-efforts basis, subject to various conditions. The Fund may also distribute Shares through other brokers or dealers. The closing date for the purchase of Shares in the initial public offering will be on or about [ ], 2003 (or such earlier or later date as PFD may determine). During the continuous offering period the closing dates will be the [ ] day of each calendar month. The minimum initial investment is $ [ ], subject to waiver by PFD. Investments may be subject to a sales charge of up to [ ]%, subject to waivers for certain types of investors. See "Buying, Selling and Transferring Shares." PFD, PAI or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Shares or servicing of investors. PFD retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               __________________

                         Pioneer Funds Distributor, Inc.

                 The date of this prospectus is ________________

BY PURCHASING SHARES, YOU AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE FUND'S LIMITED LIABILITY COMPANY AGREEMENT ("LLC AGREEMENT"). A COPY OF THE LLC AGREEMENT IS ATTACHED AS APPENDIX B TO THIS PROSPECTUS.

ONLY "QUALIFIED INVESTORS" AS DEFINED HEREIN MAY MAKE INVESTMENTS IN THE FUND. SEE "INVESTOR QUALIFICATIONS."

The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except in the limited circumstances permitted under the LLC Agreement. Although the Fund may offer to repurchase Shares from time to time, the Fund is not obligated to do so and Shares will not be redeemable at your option. The Shares also will not be exchangeable for interests or shares of any other fund. As a result, you may not be able to sell or otherwise liquidate your investment in the Fund. See "Risks Relating to the Fund's Structure." The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

This prospectus provides information that you should know about the Fund before investing. You should read this prospectus carefully before deciding whether to invest and retain it for future reference. A statement of additional information dated [ ],2003 ("SAI") containing additional information about the Fund has been filed with the SEC. You may request a free copy of the SAI by calling [1-800-225-6292] or by writing to the Fund. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page [ ] of this prospectus. You can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (HTTP://WWW.SEC.GOV). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC 's Public Reference Section, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE FUND HAS NOT, AND PFD HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND AND PFD ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS IS GIVEN AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

Prospective investors should not construe the contents of this prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
SUMMARY OF FUND EXPENSES......................................................12
USE OF PROCEEDS...............................................................13
INVESTMENT OBJECTIVE AND STRATEGIES...........................................13
INVESTMENT OBJECTIVE..........................................................13
INVESTMENT PROGRAM............................................................13
INVESTMENT PROCESS AND PORTFOLIO CONSTRUCTION.................................16
RISK FACTORS..................................................................17
RISKS RELATING TO THE FUND'S STRUCTURE........................................18
RISKS ASSOCIATED WITH FUND OF FUNDS STRUCTURES, INCLUDING INVESTING
IN UNREGISTERED FUNDS.........................................................19
RISKS ASSOCIATED WITH THE TYPES OF INVESTMENTS AND INVESTMENT
STRATEGIES OF THE INVESTMENT FUNDS............................................21
THE ADVISER'S PERFORMANCE RECORD..............................................28
MANAGEMENT OF THE FUND........................................................30
THE BOARD OF MANAGERS.........................................................30
INVESTMENT ADVISER............................................................30
COMPENSATION AND EXPENSES.....................................................31
MANAGEMENT TEAM...............................................................32
ADMINISTRATOR.................................................................32
TRANSFER AGENT AND CUSTODY SERVICES...........................................32
INVESTOR QUALIFICATIONS.......................................................32
BUYING, SELLING AND TRANSFERRING SHARES.......................................33
PURCHASING SHARES.............................................................33
NET ASSET VALUATION...........................................................35
REPURCHASES OF SHARES.........................................................36
TRANSFERS OF SHARES...........................................................38
CAPITAL ACCOUNTS AND ALLOCATIONS..............................................39
ALLOCATION OF NET PROFITS AND NET LOSSES......................................39
RESERVES......................................................................40
FEDERAL INCOME TAX CONSIDERATIONS.............................................40
CLASSIFICATION OF THE FUND....................................................40
ALLOCATION OF PROFITS AND LOSSES..............................................41
DISTRIBUTIONS AND ADJUSTED BASIS..............................................42
LIMITATIONS ON LOSSES AND DEDUCTIONS..........................................42
POTENTIAL FOREIGN INVESTMENTS.................................................43
FUND TAX RETURNS AND TAX INFORMATION..........................................43
STATE AND LOCAL TAXES.........................................................43
INVESTMENT BY QUALIFIED RETIREMENT PLANS AND OTHER TAX-EXEMPT INVESTORS.......44
OTHER TAXES...................................................................44
ERISA CONSIDERATIONS..........................................................45
ADDITIONAL INFORMATION ABOUT THE FUND AND SUMMARY OF THE LLC AGREEMENT........46
DESCRIPTION OF THE FUND.......................................................46
SHARES; SHAREHOLDERS..........................................................46
LIABILITY OF SHAREHOLDERS.....................................................46
DUTY OF CARE..................................................................47
AMENDMENT OF THE LLC AGREEMENT................................................47
TERM, DISSOLUTION, AND LIQUIDATION............................................47
REPORTS TO SHAREHOLDERS.......................................................48
FISCAL YEAR...................................................................48
ACCOUNTANTS AND LEGAL COUNSEL.................................................48
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.....................49
APPENDIX A - INVESTOR CERTIFICATION..........................................1-A

                               PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE SAI, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISK FACTORS."

THE FUND...................     The Fund is a newly formed Delaware limited
                                liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Shares are registered under the Securities Act of 1933, as amended ("1933 Act"), but are subject to substantial contractual limitations on their transferability, redemption and resale. By purchasing Shares, you agree to be bound by the terms and conditions of the LLC Agreement, including the transfer restrictions.

                                The Fund is a "fund of funds" that provides a means for investors to participate in Investment Funds that pursue a variety of investment strategies. The Fund is intended to provide:

                                o        Access to a variety of hedge funds
                                         through a single professionally managed
                                         investment vehicle, eliminating the
                                         need for investors to monitor or
                                         purchase interests in individual hedge
                                         funds;

                                o The benefits of a diversified portfolio of alternative investments, which are expected to reduce risk; and

                                o The benefits of professional portfolio management both in the selection and monitoring of Investment Funds by PAI and also in the management of the Investment Funds by portfolio managers that are not affiliated with PAI.

INVESTMENT OBJECTIVE AND
INVESTMENT PROGRAM.........     INVESTMENT OBJECTIVE.  The Fund seeks to achieve
                                steady capital appreciation. The Fund seeks to achieve this objective in all market conditions with low volatility and limited correlation to the equity and bond markets.

                                INVESTMENT PROGRAM. The Fund seeks to achieve positive absolute returns by investing in a portfolio of Investment Funds. The Fund seeks to achieve a return that is consistent and that lacks correlation to the equity and bond markets. The Fund does not focus upon its return relative to an equity index. While PAI has broad authority to select Investment Funds pursuing a variety of investment strategies, PAI expects to allocate a substantial portion of the Fund's assets to event-driven strategies, hedged equity and trading strategies and long/short strategies. In general, PAI selects Investment Funds which are managed by investment managers that have an established history of low volatility returns.

                                Event-driven investments historically have been characterized by predictability of returns. An event-driven or special situation investment is an investment opportunity where the portfolio manager perceives a differential between the current market price of the security and the value the portfolio manager expects to receive from the investment upon successful completion of an anticipated transaction or event. Typically, the portfolio manager anticipates that a catalyst or an event will be responsible for the realization of this value. The core event-driven strategies which the Fund may pursue are:

                                >>      DISTRESSED SECURITIES

                                >>      ASSET-BACKED / LOAN ORIGINATION

                                >>      MERGER ARBITRAGE

                                PAI combines event-driven investments with a diversified portfolio of Investment Funds pursuing investments in hedged equity and trading strategies. These strategies seek to provide absolute returns with low volatility and correlation to the traditional capital markets. The portion of the Fund's portfolio invested in hedged equity and trading strategies is biased towards strategies whose objective is to hedge to the maximum extent possible market risk and which seek steady returns regardless of market conditions. Hedged equity and trading strategies include:

                                >>      CONVERTIBLE ARBITRAGE

                                >>      EQUITY HEDGED LONG AND SHORT

                                >>      EQUITY SPLIT STRIKE CONVERSION

                                >>      FIXED-INCOME ARBITRAGE/MORTGAGE
                                        ARBITRAGE

                                >>      TRADING STRATEGY

                                The Fund may also include long/short equity strategies and asset allocation strategies which adopt hedged exposure to the stock, bond and cash markets. These strategies generally seek to capitalize on an Investment Fund's outlook for specific markets, regions, sectors, and securities and aim to outperform during strong markets and to minimize losses in declining markets. The Fund's trading allocation seeks low volatility returns from the global equity and commodity markets.

                                The Fund is not limited in the strategies or investments that the Investment Funds may pursue. The Investment Funds may invest in equity and debt securities of U.S. and non-U.S. issuers, derivative instruments and currencies and may employ, among other investment techniques, short sales, leverage and arbitrage transactions.

                                PAI will be responsible for the overall
                                management of the Fund's investment process, including evaluation of Investment Funds, portfolio and risk management and ongoing monitoring of investments. PAI's investment process involves both a top-down and bottom-up approach and a combination of quantitative and qualitative analysis. The top-down aspect of the process involves a macroeconomic assessment by PAI of economic and market conditions to determine a target mix of investment strategies. PAI believes that its target mix of investment strategies will change over time as economic and market conditions change. At the same time, PAI conducts an extensive review of potential Investment Funds and their investment managers to seek to identify the best candidates employing each of the investment strategies that make up the desired blend of strategies. PAI uses quantitative analysis to screen the universe of available Investment Funds and investment managers and then conducts fundamental qualitative analysis on the resulting prospects through extensive due diligence to evaluate their investment processes, performance and operations. This bottom-up approach is designed to identify those Investment Funds which have, among other things, demonstrated a track record for successfully implementing a specific investment strategy through different market conditions. PAI then constructs a diversified portfolio of Investment Funds and investment strategies by allocating assets in accordance with the target mix.

                                PAI monitors the performance of the Investment Funds on a regular basis, frequently contacting the Investment Funds. PAI also makes periodic comparative evaluations of Investment Funds utilizing similar investment strategies. If an Investment Fund under-performs PAI's target return, deviates from its stated investment strategy or experiences other significant changes, PAI may reduce or terminate the Fund's investment in the Investment Fund. PAI periodically adjusts the allocation of the Fund's assets among Investment Funds to reflect its ongoing assessment of which strategies and Investment Funds are best suited to current economic and market conditions.

                                THERE CAN BE NO ASSURANCE THAT THE FUND WILL
                                ACHIEVE ITS INVESTMENT OBJECTIVE OR AVOID
                                SUBSTANTIAL LOSSES. THE BOARD MAY CHANGE THE
                                FUND'S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL. NOTICE WILL BE PROVIDED TO SHAREHOLDERS PRIOR TO ANY SUCH CHANGE. SEE "INVESTMENT OBJECTIVE AND STRATEGIES."

INVESTMENT ADVISER.........     PAI is the Fund's investment adviser and is
                                responsible on a day-to-day basis for investing
                                the Fund's portfolio in accordance with its
                                investment objective and policies.  PAI or its
                                affiliates have been managing alternative
                                investments since 1993.  PAI is an indirect,
                                wholly owned subsidiary of UniCredito Italiano
                                S.p.A. ("UniCredito"), one of the leading
                                banking groups in Italy.  As of June 30, 2003,
                                PAI and its affiliates had approximately
                                $[      ] billion in assets under management
                                worldwide, including  $[     ] in directly
                                managed hedge funds and $[    ] in funds of
                                hedge funds.  The Fund pays PAI a monthly
                                investment advisory fee computed at an annual
                                rate of [   ]% of the Fund's average monthly net
                                asset value. In addition, the Fund will also pay PAI a performance fee in an amount equal to [ ]% of the increase (if any) in the Fund's net asset value at the end of each month (before the deduction of the performance fee, but after the deduction or accrual for all other expenses and liabilities) over the previous highest value of any preceding month (before deduction of performance fees) occurring within the prior
                                [  ] months but after adjusting for
                                subscriptions and redemptions from the Fund at the end of the month in respect of which the performance fee is being calculated. If the net asset value of the Fund subsequently declines, PAI shall not be required to repay such performance fee. The management fee and performance fee are not assessed on the basis of the performance of any individual investors' investment in the Fund.

ADMINISTRATOR..............     Pioneer Investment Management, Inc., an
                                affiliate of PAI ("PIM"), will provide certain
                                administrative services to the Fund and will
                                supervise the entities retained by the Fund to
                                provide accounting, financial reporting and
                                other administrative services.  The Fund pays
                                PIM a fee for providing administrative services
                                at the annual rate of [    ] % of the Fund's
                                average daily net assets. PIM has been managing investment companies since 1928. PIM is also an indirect, wholly owned subsidiary of UniCredito.

                                The Fund has retained [ ] to provide partnership accounting, financial reporting and certain other administrative services for the Fund. The Fund pays [ ] a fee for providing these services at the annual rate of [ ] % of the Fund's average daily net assets.

INVESTOR QUALIFICATIONS....     Shares are being offered only to individuals or
                                legal entities (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that meet certain other qualification requirements
                                ("Qualified Investors").

                                Before you invest in the Fund, PFD or your sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is attached as Appendix A to this prospectus. If your certification is not received on or before the date Shares are to be issued, your order will not be accepted. See "Investor Qualifications."

INVESTOR SUITABILITY.......     An investment in the Fund involves a
                                considerable amount of risk. It is possible that you may lose some or all of your investment or that you may not be able to sell your Shares.
                                Before making an investment decision, you should consider, among other things:

                                o The suitability of the investment with respect to your investment objectives and personal situation;

                                o Your liquidity requirements in light of the lack of liquidity of an investment in the Fund; and

                                o Other factors including your personal net worth, income, age, risk tolerance, and tax situation.

                                You should not invest money in the Fund which you will need to access in the short-or intermediate term or on a frequent basis. You should consider the Fund as a supplement to an overall investment program and you should invest in the Fund only if you understand and are willing to undertake the risks involved.

THE OFFERING...............     You may purchase Shares through PFD or through
                                brokers and dealers that have entered into
                                selling agreements with PFD.  See "Purchasing
                                Shares."  It is expected that the initial
                                offering of Shares will close on [            ],
                                2003. Subsequent to the initial offering, it is
                                expected that Shares will be offered and may be
                                purchased on a monthly basis or at such other
                                times as may be determined by the Board of
                                Managers.  The closings of such monthly
                                offerings are expected to occur on the [    ]
                                business day of each month. The Board may discontinue accepting subscriptions at any time.

                                In the initial offering, Shares will be sold at an offering price of $ per Share. In the subsequent offerings, Shares will be sold at the then-current net asset value per Share as of the date on which the closing occurs, plus any applicable sales charge.

                                The minimum initial investment in the Fund by an investor is $[ ] (including the applicable sales load). Subsequent investments must be at least $[ ] (including the applicable sales load).

                                Investments of less than $ [ ] are subject to a sales load of [ ]% and investments of $ [ ] or more will be subject to a sales load of [ ]%, in each case computed as a percentage of the public offering price. Under a right of accumulation, the Fund will aggregate the amount of each additional investment in the Fund with the amount of the Shareholder's initial investment and any other additional investments by the Shareholder in determining the applicable sales load. The right of accumulation also applies to investments in the Fund by an investor's spouse and investments for certain related accounts. In addition, no sales load will be charged to certain types of investors. To be eligible to receive a waiver of the sales load, an investor must advise PFD or the selling broker or dealer when making an investment. See "Purchasing Shares."

                                The full amount of the sales load may be re-allowed by PFD to selling brokers and dealers. PFD, PAI or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Shares or servicing of investors.

CLOSED-END FUND, LIMITED
LIQUIDITY AND TRANSFER
RESTRICTIONS...............     The Fund is a closed-end management investment
                                company. Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares or interests on a daily basis. The Shares will not be listed on any securities exchange and it is not expected that any public market will develop for the Shares. With very limited exceptions, Shares are not transferable, and liquidity, if any, will be provided only through repurchase offers made from time to time by the Fund. See "Buying, Selling and Transferring
                                Shares".

REPURCHASE OF SHARES.......     Shareholders do not have the right to require
                                the Fund to redeem Shares in the Fund.  To
                                provide a limited degree of liquidity, the Fund
                                may offer to repurchase a portion of the
                                outstanding Shares at such times and on such
                                terms as may be determined by the Board from
                                time to time in its complete and absolute
                                discretion. The Fund anticipates that the Board
                                will authorize the repurchase of only a limited
                                portion of the outstanding Shares in any
                                repurchase offer and may repurchase less than
                                the full number of Shares that a Shareholder
                                requests to be repurchased. Consequently, there
                                can be no assurance that any repurchase offer,
                                if made, will provide complete liquidity for
                                your investment in the Fund.  In determining
                                whether the Fund should offer to repurchase
                                Shares pursuant to repurchase requests, the
                                Board will consider a variety of factors,
                                including the recommendation of PAI.  The Board
                                expects that the Fund will offer to repurchase a
                                limited portion of the outstanding Shares on a
                                quarterly basis.  A Shareholder who tenders some
                                but not all of its Shares for repurchase will be
                                required to maintain a minimum capital account
                                balance of $[    ].  The Fund reserves the right
                                to reduce the amount to be repurchased from a
                                Shareholder so that the required capital account
                                balance is maintained.  See "Repurchases of
                                Shares."  A redemption fee of [   ]% of the
                                value of the Shares repurchased by the Fund will apply if the date the Shares are to be valued for purposes of the repurchase is less than one year following the date of the Shareholder's initial investment in the Fund. Any redemption fee will be deducted before the payment of the proceeds of a repurchase.

                                The Fund also has the right to require a
                                Shareholder to tender all of the Shares held by
                                such Shareholder if the Board determines, in its
                                sole discretion, that the continued investment
                                of such Shareholder in the Fund is not in the
                                best interests of the Fund.
ALLOCATIONS AND
DISTRIBUTIONS..............     The net profits or net
                                losses of the Fund (including, without
                                limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation on the Fund's investments in the Investment Funds) will be credited to or debited against the capital account of Shareholders at the end of each fiscal period (as defined in "Capital Accounts and Allocations") in accordance with the respective investment percentages for the period. Each Shareholder's investment percentage will be determined by dividing as of the start of a fiscal period the number of Shares held by such Shareholder by the total number of Shares outstanding on such date, after giving effect to any Share repurchases and any additional subscriptions.

                                The Fund does not intend to distribute its net income or gains, if any, to Shareholders. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Shareholders will be required each year to pay applicable federal and state income taxes on their share of the Fund's taxable income, gain or loss, as described below.

TAXES......................     Hale and Dorr LLP, counsel to the Fund, [has]
                                rendered an opinion that the Fund should be treated as a partnership and, under the "facts and circumstances test" set forth in regulations adopted by the U.S. Treasury, should not be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax, and each Shareholder will be required to report on his, her or its own annual tax return such Shareholder's share of the Fund's taxable income, gain, or loss whether or not distributed. With respect to the Fund's investments in Investment Funds, a portion of the Fund's income (or loss) from these investments may be characterized as unrelated business taxable income ("UBTI").

                                If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of current or accumulated profits from the Fund would be treated as dividends.

ERISA PLANS AND OTHER
TAX-EXEMPT ENTITIES........     Investors subject to the Employee Retirement
                                Income Security Act of 1974, as amended
                                ("ERISA"), and other tax-exempt entities, including governmental employee benefit plans, individual retirement accounts
                                ("IRAs"), and Keogh Plans, may purchase Shares.
                                The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue
                                Code of 1986, as amended (the "Code"). Because the Fund or Investment Funds may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI. See "Federal
                                Income Tax Considerations; Investments by
                                Qualified Plans and Other Tax-Exempt Investors."

                                The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts should not purchase Shares.

RISKS AND SPECIAL
CONSIDERATIONS.............     The Fund's investment program entails
                                substantial risks and special considerations.
                                Please see the section "Risk Factors" below for a more detailed description of the potential risks associated with an investment in the Fund.

                                LACK OF OPERATING HISTORY. The Fund is a newly formed entity and has no operating history. Although PAI or its affiliates have been managing funds of funds for a number of years, PAI registered as an investment adviser in 2003 and has not managed other investment companies registered under the 1940 Act. In addition, the Investment Funds may have a limited operating history and the investment managers to the Investment Funds may have limited experience in managing assets.

                                ILLIQUID INVESTMENT. The Shares will not be traded on any securities exchange, are not expected to trade on any other market, are not exchangeable for shares of another fund and are subject to substantial restrictions on transferability and resale. AS A RESULT, YOU MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE YOUR INVESTMENT IN THE FUND AND SHOULD CONSIDER THE FUND TO BE AN ILLIQUID INVESTMENT. By purchasing the Shares, you agree that you will not transfer the Shares except in the limited circumstances permitted under the LLC Agreement. Although the Fund may offer to repurchase Shares on a quarterly basis, the Fund is not obligated to do so and Shares will not be redeemable at your option. If the Fund makes a repurchase offer, the Fund may repurchase less than the full number of Shares that you request to be repurchased. If the Fund does not repurchase your Shares, you may not be able to dispose of your Shares, even during periods of underperformance by the Fund or when the Fund's net asset value is declining. The Fund's ability to make repurchase offers may also be adversely effected by the illiquid nature of the Fund's investments in the Investment Funds and the requirements under the Code in order not to be a publicly traded limited partnership.

                                PERFORMANCE OF INVESTMENT FUNDS. The Fund's performance depends upon the performance of the Investment Funds, and PAI's ability to select, allocate, and reallocate effectively the Fund's assets among them. There can be no assurance that PAI will be successful in its selection or allocation of Fund assets among Investment Funds, or that the Investment Funds will be successful at implementing their various investment strategies.

                                NON-DIVERSIFIED STATUS. The Fund is
                                non-diversified and may invest in Investment
                                Funds that may not have diversified investment portfolios.

                                RISK OF INVESTMENT FUNDS. The investment strategies employed by the Investment Funds involve significant risk including, but not limited to:

                                >>      OVERSIGHT BY REGULATORY
                                        AUTHORITIES AND PAI. The Investment
                                        Funds generally will not be registered
                                        as investment companies under the 1940
                                        Act, and, therefore, the Fund will not
                                        be entitled to the protections of the
                                        1940 Act with respect to its
                                        investments in the Investment Funds.
                                        Although PAI will regularly receive
                                        information from each Investment Fund
                                        regarding its investment performance
                                        and investment strategy, PAI may have
                                        little or no means of independently
                                        verifying this information. The
                                        Investment Funds generally are not
                                        contractually or otherwise obligated to
                                        inform their investors, including the
                                        Fund, of details surrounding
                                        proprietary investment strategies or
                                        portfolio composition. An investment
                                        manager to an Investment Fund may use
                                        investment strategies that differ from
                                        its past practices and are not fully
                                        disclosed to PAI, and that involve
                                        risks that are not anticipated by PAI.
                                        PAI has no control over the Investment
                                        Funds' investment management,
                                        brokerage, custodial arrangements or
                                        operations.

                                >>      HIGH VOLATILITY IN THE VALUE OF THE
                                        FUND'S INVESTMENT IN THE INVESTMENT
                                        FUNDS. The prices of financial
                                        instruments in which the Investment
                                        Funds may invest can be highly
                                        volatile. This may result in volatility
                                        of the value of the Fund's interest in
                                        the Investment Fund and volatility in
                                        the net asset value of the Shares. The
                                        investments made by the Investment
                                        Funds may be influenced by, among other
                                        things, interest rates, inflation,
                                        politics, fiscal policy, current
                                        events, competition, productivity,
                                        technology and regulatory change. The
                                        volatility may be heightened by the
                                        Investment Fund's use of techniques
                                        such as leverage, short sales, and
                                        margin purchases. An Investment Fund's
                                        use of such techniques is likely to
                                        cause the value of the Investment
                                        Fund's portfolio to appreciate or
                                        depreciate at a greater rate than if
                                        such techniques were not used.

                                >>      LEVERAGE. Many of the investment
                                        strategies employed by the Investment
                                        Funds involve the purchase of
                                        securities on margin and the borrowing
                                        of money from brokers and banks for
                                        investment purposes. This practice,
                                        known as leverage, involves particular
                                        risks for the Fund as an investor in
                                        the Investment Funds. The use of
                                        leverage can magnify the volatility of
                                        changes in the value of the Fund's
                                        investment in the Investment Fund.

                                >> INVESTMENT CONCENTRATION. PAI will not be able to monitor the Fund's indirect exposure to specific issuers across Investment Funds on a continuous basis. To the extent that the portfolios of one or more Investment Funds are concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's indirect investment in those issuers is increased.

                                >> THE USE OF DERIVATIVE INSTRUMENTS. Some or all of the Investment Funds may invest in, or enter into transactions involving, derivatives. Derivatives include options, futures, options on futures, swaps and other instruments. An Investment Fund's use of derivatives involves risks different from, or often greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the
                                        Investment Fund's portfolio as a whole.

                                >>      THE RISK OF INVESTMENTS IN NON-U.S.
                                        ISSUERS AND CURRENCY TRANSACTIONS. The
                                        Investment Funds may invest some or all
                                        of their assets in foreign securities
                                        and may choose not to hedge their
                                        foreign currency exposure. Investments
                                        in foreign securities generally involve
                                        greater risks than investments in U.S.
                                        securities.

                                VALUATION RISKS. The value of the Fund's net assets depends upon the value of the Investment Funds in which it invests. Market prices for the Fund's investments in the Investment Funds will not normally be available. The Fund's valuation procedures provide generally that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined by each Investment Fund in accordance with the Investment Fund's valuation policies. In most cases, PAI may have little or no means of independently verifying or assessing the accuracy of the valuation information provided by the Investment Funds or their investment managers. In addition, the investment managers face a conflict of interest in valuing the Investment Funds portfolio securities because the values given to the securities will affect the compensation paid by to them by the Investment Funds.

                                Further, the Fund may receive valuations from the Investment Funds on dates which differ from the days on which the Fund calculates its net asset value and consequently may not reflect changes in the value of an Investment Fund's portfolio in the interim. Although the Fund's valuation procedure takes the potential change in value of the Investment Funds into consideration, there can be no assurance that the Fund's valuation procedures will be successful in that regard. Prospective investors should be aware that situations involving uncertainties as to the value of an Investment Fund's portfolio positions could have an adverse effect on the Fund's net assets if the judgment of the Board, PAI, or the investment managers to the Investment Funds should prove incorrect.

                                FEES AND EXPENSES. As an investor in the Fund, you will bear asset-based and performance-based fees and expenses at the Fund level and also at the Investment Fund level. Each Investment Fund will be subject to an asset-based fee and performance-based fee payable to the Investment Fund's investment manager. The Investment Fund's performance-based fee may be payable even if the Fund's overall returns are negative. As a result, you may be subject to higher operating expenses than if you invested in a closed-end fund with a different investment focus or if you directly invested in a portfolio of hedge funds. In addition, the receipt of performance-based compensation by PAI or an Investment Fund's investment manager may create an incentive for them to make riskier or more speculative investments than those they might have made in the absence of performance-based compensation. The compensation paid to the investment manager by an Investment Fund may be based on valuations determinations by the investment manager without independent oversight beyond the Investment Fund's annual audit, if an audit is required.

                                LACK OF CONTROL OF INVESTMENT FUNDS. To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                                POTENTIAL CONFLICT OF INTERESTS. The investment activities of PAI, the investment advisers of the Investment Funds, their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. PAI and the investment managers may be engaged in substantial activities other than on behalf of the Fund and the Investment Funds with differing economic interests in those activities and may face conflicts of interest in how investment opportunities, and their time, are allocated between the Fund, the Investment Funds and those other activities.

                                TAX RISKS. There are special tax risks
                                associated with an investment in the Fund. The Fund does not expect to receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Shareholders to file their returns without requesting an extension of the time to file from the Internal Revenue Service ("IRS") (or state taxing agencies). Accordingly, Shareholders should be prepared to obtain extensions of time to file their income tax returns. Shareholders are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See "Principal Risk Factors Relating to the Fund's Structure -- Distributions to Shareholders and Payment of Tax Liability" and "Federal Income Tax Considerations."

SHAREHOLDER REPORTS........     The Fund will furnish to Shareholders as soon as
                                practicable after the end of each taxable year such information as is necessary for them to complete federal and state income tax or information returns along with any tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "General Information."

FISCAL YEAR................     The Fund's fiscal and taxable years are the
                                period ending on December 31 of each year.

                            SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist you in understanding the costs and expenses you can expect to bear directly or indirectly by investing in the Fund. For more information, see "Management of Fund". The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level. These indirect items are not reflected in the table.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
     Maximum Sales Load............................................................                 ____%(1)
        Maximum Sales Load on Reinvestment of Distributions                                             None
        Redemption Fee                                                                              ____%(2)

ANNUAL EXPENSES (As a percentage of average daily net asset value)
     Management Fee................................................................                _____%(3)
     Other Expenses................................................................                 ____%(4)
     Total Annual Expenses (Excluding Performance Fee).............................                 ____%(4)

     PERFORMANCE FEE                                                                          [    ]% of net
                                                                                             increase in net
                                                                                                asset value,
                                                                                         determined monthly,
                                                                                             subject to high
                                                                                               water mark(5)

(1) Investments of fewer than $[ ] are subject to a sales load of [ ]% and investments of $[ ] or more will be subject to a sales load of [ ]%, in each case computed as a percentage of the public offering price. Under a right of accumulation, the Fund will aggregate the amount of each additional investment in the Fund with the amount of the Shareholder's initial investment and any other additional investments by the Shareholder in determining the applicable sales load. The right of accumulation also applies to investments in the Fund by an investor's spouse and investments in certain related accounts. In addition, no sales load will be charged to certain types of investors. See "Purchase of Shares."

(2) A redemption fee is imposed if Shares are repurchased within one year of the Shareholder's initial investment in the Fund.

(3) See "Management of the Fund" and "Fees and Expenses" for additional information.

(4) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $ [ ] million. "Other Expenses" may be higher if net assets are fewer than $[ ] million.

(5) The Fund will pay PAI a performance fee in an amount equal to [ ]% of the increase (if any) of the Fund's net asset value at the end of each month (before the deduction of the performance fee, but after the deduction or accrual for all other expenses and liabilities) over the previous highest net asset value of any preceding month (before deduction of performance fees) occurring within the prior [ ] months but after adjusting for subscriptions and redemptions from the Fund at the end of the month in respect of which the performance fee is being calculated.

EXAMPLE                                                          1 year    3 years    5 years    10 years
     You  would  pay the  following  expenses  (including  the
     performance fee) on a $50,000  investment,  assuming a 5%
     annual return:.........................................

The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumed 5% annual return is required by the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example. If the actual rate of return exceeds 5%, the dollar amounts of expenses (which for purposes of the example are assumed to include the performance fee) could be significantly higher because of the performance fee.

                                 USE OF PROCEEDS

The proceeds of the initial public offering and any subsequent offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the closing of the initial public offering period or, in the case of a subsequent offering, as soon as practicable after each month-end closing of such offering. Based on current market conditions, PAI expects that the Fund's assets will be invested in Investment Funds within three months after termination of the initial public offering. This investment period reflects the fact that the Investment Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest all or a portion of the proceeds of the offering in U.S. government obligations or other short-term, high quality debt securities. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies. See "Investment Objective And Strategies."

                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund seeks to achieve steady capital appreciation. The Fund seeks to achieve this objective in all market conditions with a low volatility and limited correlation to the equity and bond markets. The Fund's investment objective is not fundamental, which means it may be changed by a majority of the Board without Shareholder approval. Notice will be provided to Shareholders before any such change.

INVESTMENT PROGRAM

The Fund seeks to achieve positive absolute returns by investing in a portfolio of Investment Funds. The Fund seeks to achieve a return that is consistent and that lacks correlation to the equity and bond markets. The Fund does not focus upon its return relative to the performance of an equity index. While PAI has broad authority to select Investment Funds pursuing a variety of investment strategies, PAI expects to allocate a substantial portion of the Fund's assets to event-driven strategies, hedged equity and trading strategies and long/short strategies. In general, PAI selects Investment Funds with an established a history of low volatility returns, which, as part of a diversified portfolio of Investment Funds are expected by PAI to produce consistent returns through economic cycles with limited market correlation.

Event-driven investments historically have been characterized by predictability of returns. An event-driven or special situation investment is an investment opportunity where the portfolio manager perceives a differential between the current market price of the security and the value the portfolio manager expects to receive from the investment upon successful completion of an anticipated transaction or event. Typically, the portfolio manager anticipates that a catalyst or an event will be responsible for the realization of this value. Although the Investment Funds may employ a variety of event-driven strategies, the core event-driven strategies which the Fund is likely to utilize are:

>> ASSET-BACKED / LOAN ORIGINATION. Loan origination is asset-backed lending where the Investment Fund finances companies based on asset and liquidation values and not on their operations or future business prospects. These loans are generally secured by all the company's assets and are made when the value of these assets substantially exceed the amount of the loan. At times, a favorable investment outcome is for the company to default thereby enabling the lender to foreclose on and sell the collateral that had over secured the loan. The loans may be purchased from financial institutions or originated by the Investment Fund. Loan origination involves the Investment Fund making loans to companies with cash flow difficulties and is an offshoot of distressed debt investing. PAI selects managers for this strategy whom it believes have the ability to understand a company's assets and accurately predict its liquidation value as well as the ability to realize the assets over-collateralizing the loan in the event of a default. This strategy has almost no correlation to equity and bond markets.

>> DISTRESSED SECURITIES. Distressed securities investing involves investment in distressed securities, which include the debt obligations of companies that are, or are likely to become, subject to U.S. or foreign bankruptcy proceedings, as well as healthy companies having short-term cash flow or liquidity problems. The Fund's distressed strategies often focus on senior secured debt which is valued at a significant discount to its value calculated on the basis of a company's realizable assets. Distressed security investing seeks to produce above-average, long-term risk-adjusted returns with low market correlation. Distressed securities investing provides the Fund with contra-cyclical portfolio balance, since this strategy tends to produce its highest returns during economic recession or as the economy emerges from recession.

>> MERGER ARBITRAGE. Investments are made in the merger arbitrage sector principally but not exclusively in Investment Funds focusing on North America. Also known as risk arbitrage, the strategy seeks to profit from the successful completion of proposed mergers, take-overs, tender offers, leveraged buy-outs, liquidations and other corporate re-organizations. Generally, in such a transaction, the stock of an acquisition target appreciates while the stock of the acquiring company depreciates in value. By taking a long position in the target company's stock and a short position in the acquirer's stock, the strategy aims to generate returns through the successful completion of the proposed merger. Investment Funds pursing a merger arbitrage strategy seek their profits from a realization of the price differential (also known as the spread) between the market price of the securities purchased and the value realized upon the merger of the two entities. The spread prior to the successful completion is best described as reflecting the uncertainties surrounding the completion of the transaction. Although this spread is representative of numerous issues, the state of agreement between the two parties (whether friendly or unfriendly), the complexity of the deal, the regulatory status, the possibility of other bids or interventions, the deal's financing and the likelihood of timely completion are all factors taken into account. The discount level can therefore be viewed as `transaction risk', where in general, the greater the uncertainty, the greater the discount. The portfolio managers frequently seek to reduce market and transaction risk through the use of option trading and short selling.

PAI combines event-driven strategies with a diversified portfolio of investments in hedged equity and trading strategies, which seek to provide absolute returns with low volatility and correlation to the traditional capital markets. The portion of the Fund's portfolio invested in hedged equity and trading strategies is biased towards strategies whose objective is to hedge out the maximum amount of market risk while still seeking steady returns across market environments. Hedged equity and trading strategies include:

>> CONVERTIBLE ARBITRAGE. Convertible bond arbitrage typically involves the purchase of an undervalued convertible bond or warrant while simultaneously selling the equity security into which the bond or warrant converts, with the aim of creating a "market neutral" investment with high current income and limited exposure to stock-market fluctuations. PAI favors strategies that employ a mix of domestic, international and discount convertible arbitrage situations. The strategy seeks to earn a rate of return above the Investment Fund's cost of money from the static return (free cash flow from the position's coupons plus short rebate minus stock dividends - if any - and margin financing) and an extra return from their trading operations. PAI favors strategies that employ `bottom-up' credit quality analysis and seek to strictly manage hedge risks. Investment Funds seek to achieve portfolio diversification through combining different industries, securities and trading strategies. The Investment Funds may seek to reduce market risk through hedging the portfolio on both a transaction, currency and market basis.

>> EQUITY HEDGED LONG AND SHORT. Equity long/short managers trade both long and short positions in the U.S. and international equity securities. With emphasis on capital preservation, PAI selects managers who have shown an ability to minimize losses during negative market periods and to perform well during strong market periods. PAI expects to select managers who manage diversified portfolios and focus on long and short equity securities, in addition to matched pairs and the use of other financial instruments, including stock indices, options, bonds and cash equivalents, to increase flexibility and reduce the risk of capital loss. PAI seeks to identify managers who employ a bottom-up approach and diversified portfolios and trade in equity securities.

>> EQUITY SPLIT STRIKE CONVERSION. The split strike conversion strategy is based around the purchase of equities, or a basket of equities (typically in the S&P 100) and then selling out of the money calls on such securities or baskets of equities. The premium received from selling of the calls is used to purchase puts which in turn protect the portfolio on the downside.

>> FIXED-INCOME ARBITRAGE MORTGAGE ARBITRAGE. Investment Funds employing fixed-income/mortgage arbitrage strategies analyze a variety of fixed-income securities across several markets. Fixed-income arbitrage investment managers may seek to benefit from anticipated changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer, e.g., two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed-income securities of two different countries (e.g., yield curves on five-year German Bonds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities (e.g., sell a company's bond and buy a Treasury security), or credit spreads within a specific company's capital structure (e.g., buy a company's senior debt and sell short its subordinated debt or equity). Fixed-income arbitrage investment managers may also focus on mortgage and mortgage-related securities. Fixed-income arbitrage Investment Funds tend to utilize significant amounts of leverage; take both long and short positions; and employ options, futures, and other derivative strategies.

>> TRADING STRATEGY. Trading strategies employ computerized statistical approaches - based on proprietary databases of prices, volume, open interest and various other market statistics - to the development and monitoring of trading strategies. The trading manager develops it own computer programs to search for patterns in data and develops trading strategies in an attempt to exploit those patterns. The trading decisions are based on a combination of these computer systems and the portfolio manager's own trading discretion, judgment and experience. Trading decisions require the exercise of judgment by the manager in the evaluation of trading methods used, in their possible modification from time to time, and in their implementation. The Investment Funds that employ this strategy are expected to analyze and trade approximately 150 commodities and securities markets world-wide, although not all such markets are continuously monitored.

The Fund may also include long/short equity strategies and asset allocation strategies which adopt hedged exposure to the stock, bond and cash markets. These strategies generally seek to capitalize on an Investment Fund's outlook for specific markets, regions, sectors, and securities and aim to outperform during strong markets and to minimize losses in declining markets. The Fund's trading allocation seeks low volatility returns from the global equity and commodity markets.

>> LONG/SHORT. Long/short strategies generally seek to capitalize on an Investment Fund's outlooks for specific markets, regions, sectors, and securities. While these strategies involve both long and short positions in various securities, they will generally represent a specific view about the direction of a market. In addition to making shifts in markets, regions, sectors, and securities, Investment Funds have the flexibility to shift from a net long to a net short position. Some long/short Investment Funds employ market neutral strategies which encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. Market neutral strategies include investment programs using hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. An Investment Fund's use of these techniques may be an integral part of its investment program, and involves significant risks to the Fund. Investment Funds classified as short-biased are an exception to this tendency and will in general maintain a net short exposure.

INVESTMENT PROCESS AND PORTFOLIO CONSTRUCTION

PAI will be responsible for the overall management of the Fund's investment process, including evaluation of investment strategies and Investment Funds, portfolio and risk management and ongoing monitoring of investments. PAI's investment process involves both a top-down and bottom-up approach and a combination of qualitative and quantitative analysis. The top-down aspect of the process involves a macroeconomic assessment by PAI of economic and market conditions to determine a target mix of investment strategies. PAI believes that this target mix of investment strategies will change over time as PAI's assessment of economic and market conditions changes. For example, PAI believes that as domestic and foreign markets move from one phase of the economic cycle to another - from expansion, to slowdown, to recovery and back to expansion - the investment strategies which are best suited for the particular economic environment which exists at the time may also change. In considering which investment strategies may be appropriate in light of PAI's macroeconomic assessment of the economy and markets, PAI reviews each potential investment strategy with particular focus on:

>>   the strategy's historic exposure to event risk;

>> predictability of returns through various economic cycles and analysis of relevant cycles;

>> the investment process associated with the style (e.g. fundamental/research driven or systematic/technical);

>>   the extent to which leverage may be used; and

>>   the financial instruments employed.

At the same time that PAI formulates its view of the economy and markets, PAI is also conducting a review of potential Investment Funds and their investment managers to seek to identify the best available candidates which employ each of the investment strategies which make up the target mix of strategies. PAI uses quantitative analysis to screen the universe of available Investment Funds and investment managers and fundamental qualitative analysis to evaluate the resulting prospects. The qualitative aspect of this process is normally the most time consuming because it involves extensive due diligence on the prospective Investment Funds and their investment managers. PAI seeks to identify Investment Funds that have investment managers that: (1) are industry leaders, (2) have substantial assets under management (with reference to the style concerned), and
(3) have adhered successfully to their investment strategies for a period of time that PAI considers sufficient to demonstrate their ability to achieve favorable returns in different market environments and cycles. While the Fund will normally invest in Investment Funds with investment managers with established track records, the Fund may invest in Investment Funds managed by newly formed investment managers when PAI becomes comfortable that the investment personnel responsible for the Investment Fund have demonstrated sufficient experience in managing this type of product and have earned a solid reputation in the industry. When the Fund does invest with newly established managers, the Fund's level of investment would reflect the additional risk inherent in such an investment.

PAI may place limited emphasis on statistical quantitative analysis of an Investment Fund's performance record. Instead, PAI's approach is to understand a strategy and an Investment Fund's approach and to evaluate the limitations and prospective risks. Through this evaluation, PAI seeks to develop a greater understanding of how the investment manager's historical returns have been achieved and the returns and volatility that may be expected from an investment in a particular Investment Fund. PAI will only invest in an Investment Fund after PAI believes it has developed an understanding of the investment manager's strategy as well as the investment manager's culture, depth of organization, talent pool, administration, integrity, adherence to risk controls and historic ability to execute its strategy. This Fund's investment in a particular Investment Fund may incrementally increase over time as PAI's familiarity and comfort with an Investment Fund grows. PAI's understanding of each investment manager is based upon, among other things, interviews with the investment manager and its peers, including frequent visits and telephone contacts with the investment manager and extensive reference checks. PAI also analyzes the roles and relationships and the processes that exist for evaluation and verification among the investment managers and the Investment Funds' brokers and custodians.

PAI is a longer-term investor, not a market-timer. PAI is responsible for allocating the Fund's assets to the Investment Funds relying on factors such as its view of economic and market dynamics and the effect that changes in market risk, deal flow or stage in the economic cycle might have on the Investment Fund's trading strategy and results. PAI believes that the Investment Funds should be responsible for the timing of investments and dispositions in their respective fields. In selecting strategies and Investment Funds, PAI's investment horizon generally is medium to long term, resulting in low turnover of Investment Funds. PAI will, however, dispose of an interest in an Investment Fund regardless of the time the Investment Fund has been in the Fund's portfolio when PAI determines that such action is appropriate. Red flags that may cause PAI to review an Investment Fund for sale include evidence of the Investment Fund straying from the methodology and investment strategy for which it was selected, poor risk management, dramatic changes in the size of assets under management and the impact this might have on performance, changes in personnel, unsatisfactory reasons and understanding of any poor or below-average performance and a change in the concentration of positions.

PAI believes that the use of leverage is one of the greatest risks in hedge fund investment. PAI seeks to avoid Investment Funds that use a degree of leverage that PAI believes is inappropriate for the particular investment strategy. PAI actively monitors each Investment Fund's leverage relative to the potential risks and its effect on the Fund's overall portfolio. PAI prefers Investment Funds that use either no or minimal leverage. In certain strategies where the use of leverage is an inherent part of the investment strategy, PAI seeks Investment Funds that employ lower degrees of leverage than other private funds pursuing similar investment strategies.

                                  RISK FACTORS

THE OFFERING IS SUITABLE ONLY FOR SOPHISTICATED INVESTORS WHO HAVE THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT THE HIGH RISKS AND LACK OF LIQUIDITY INHERENT IN AN INVESTMENT IN THE FUND. THE FUND WILL INVEST IN HEDGE FUNDS THAT INVEST IN AND ACTIVELY TRADE EQUITY AND FIXED INCOME SECURITIES AND OTHER FINANCIAL INSTRUMENTS USING A VARIETY OF STRATEGIES AND INVESTMENT TECHNIQUES. THE INVESTMENTS AND INVESTMENT TECHNIQUES USED BY THESE HEDGE FUNDS ENTAIL SIGNIFICANT RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT OF YOUR INVESTMENT IS LOST.

WHILE THE INVESTMENTS AND INVESTMENT TECHNIQUES USED BY THE INVESTMENT FUNDS ENTAIL SIGNIFICANT RISKS, PAI SEEKS TO CONSTRUCT A DIVERSIFIED PORTFOLIO OF INVESTMENT FUNDS AND INVESTMENT STRATEGIES WHICH WILL REDUCE THE OVERALL VOLATILITY OF THE FUND'S RETURNS WHILE GENERATING FAVORABLE CONSISTENT PERFORMANCE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR THAT PAI'S INVESTMENT APPROACH WILL BE SUCCESSFUL. IF PAI IS INCORRECT IN ITS ASSESSMENT OF ECONOMIC AND MARKET CONDITIONS, THE DIVERSIFICATION EFFECTS OF ITS TARGET MIX OF STRATEGIES OR IN THE ABILITY OF AN INVESTMENT FUND TO SUCCESSFULLY IMPLEMENT A PARTICULAR INVESTMENT STRATEGY, THE FUND MAY EXPERIENCE SIGNIFICANTLY GREATER VOLATILITY THAN A TRADITIONAL EQUITY ORIENTED MUTUAL FUND.

THE FOLLOWING SUMMARIZES SOME OF THE MATTERS THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND. HOWEVER, THE RISKS DESCRIBED BELOW MAY NOT INCLUDE ALL OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. YOU SHOULD READ THIS ENTIRE PROSPECTUS AND THE SAI AND CONSULT WITH YOUR OWN ADVISERS REGARDING THE SUITABILITY OF THE FUND IN LIGHT OF YOUR FINANCIAL POSITION AND YOUR INVESTMENT GOALS BEFORE DECIDING WHETHER TO INVEST. IN ADDITION, AS THE FUND'S INVESTMENT PROGRAM DEVELOPS AND CHANGES OVER TIME (SUBJECT TO LIMITATIONS ESTABLISHED BY THE FUND'S INVESTMENT POLICIES AND RESTRICTIONS), AN INVESTMENT IN THE FUND MAY IN THE FUTURE BE SUBJECT TO ADDITIONAL AND DIFFERENT RISK FACTORS. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR AN INVESTOR FOR WHOM PRESERVATION OF PRINCIPAL OR LIQUIDITY OF AN INVESTMENT ARE IMPORTANT CRITERIA. THE FUND SHOULD ONLY BE USED AS A PORTION OF AN INVESTOR'S OVERALL INVESTMENT PORTFOLIO.

RISKS RELATING TO THE FUND'S STRUCTURE

RECENTLY ORGANIZED; LACK OF OPERATING HISTORY. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund's investment performance. The Fund may not meet its investment objective. In addition, while PAI's employees have been managing funds with similar objectives for a number of years, PAI does not have any prior experience in managing an investment fund registered under the 1940 Act. The success of the Fund will be highly dependent upon PAI's ability to select Investment Funds and to create a diversified portfolio with Investment Funds that have complementary returns and offsetting risk characteristics.

CLOSED-END FUND; LACK OF LIQUIDITY OF INVESTMENT. AN INVESTMENT IN THE FUND GENERALLY WILL BE ILLIQUID. The Fund is a closed-end fund designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. The Fund does not intend to list its Shares for trading on any securities exchange. There is no public trading market for the Shares, and none is expected to develop. The Shares are not readily marketable.

Shares of the Fund will not be redeemable at the option of Shareholders and they will not be exchangeable for interests of any other fund. ALTHOUGH THE BOARD MAY CAUSE THE FUND TO OFFER TO MAKE REPURCHASE OFFERS FOR OUTSTANDING SHARES, THERE CAN BE NO ASSURANCE THAT SUCH REPURCHASE OFFERS WILL BE MADE. CONSEQUENTLY, YOU SHOULD ONLY INVEST IN THE FUND IF YOU CAN BEAR THE RISK OF AN INVESTMENT IN THE FUND FOR AN INDEFINITE PERIOD. The Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end funds. The Board in its complete and absolute discretion determines if, when and in what amounts the Fund will offer to repurchase Shares. Any repurchase offer will likely be for less than all the outstanding Shares. Consequently, even if the Fund does make regular repurchase offers, there can be no assurance that the Fund will repurchase all of the Shares that a Shareholder requests the Fund to repurchase. In times of market disruption or underperformance by the Fund, Shareholders may tender substantially more Shares than the Fund is offering to repurchase. Liquidity problems at the Investment Funds may also prevent the Fund from making repurchase offers. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date). Further, repurchases of Shares, if any, may be suspended or postponed in the complete and absolute discretion of the Board. Repurchases of Shares may also be subject to a redemption fee. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and the underlying investments of the Fund. See "Investor Suitability" and "Repurchases of Shares."

DISTRIBUTIONS TO SHAREHOLDERS AND PAYMENT OF TAX LIABILITY; DELAYS IN REPORTING. The Fund does not intend to distribute its net income or gains, if any, to Shareholders. Whether or not distributions are made, Shareholders will be required each year to pay applicable federal, state and local income taxes on their respective Shares of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund's income and gains, if any, will be derived primarily from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute UBTI.

Each year, the Fund will distribute Schedules K-1 to Shareholders so that they can prepare their respective income tax returns. The preparation of such returns is each Shareholder's sole responsibility. The Fund's ability to provide final Schedules K-1 to Shareholders for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Investment Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is likely that delays will occur. SHAREHOLDERS SHOULD, THEREFORE, BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS.

PERFORMANCE ALLOCATION; FUND EXPENSES. PAI's ability to receive a performance fee, and the performance fee or allocation paid to the managers of the Investment Funds, may create an incentive for PAI and those managers to select investments, which are riskier or more speculative than would be in the case in the absence of such ability. The structure of the performance fee also permits PAI to receive a fee based on both realized and unrealized appreciation. PAI's entitlement to a performance fee is determined monthly. If after receiving a performance fee the net asset value per Share declines, your Shares will no longer be worth the value on which such performance fee is based. PAI is not obligated to return any performance fee payment if the net asset value per Share of the Fund subsequently declines, even if that decline is permanent.

In addition to the performance fee, PAI is entitled to a management fee equal to [ ]% of the Fund's average monthly net asset value. The managers of the Investment Funds will also receive in most cases both performance fees and asset based management fees. The Fund also bears most of its own expenses and indirectly bears its proportionate share of the expenses of the Investment Funds. Consequently, the total expenses that the Fund bears directly or indirectly are expected to be higher than the total expenses of most open and closed end investment companies.

NON-DIVERSIFIED STATUS. The Fund is "non-diversified", which means there are no limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

POTENTIAL CONFLICT OF INTERESTS. The investment activities of PAI, the investment managers of the Investment Funds, and their respective affiliates, directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. PAI and the investment managers may be engaged in substantial activities other than on behalf of the Fund and the Investment Funds with differing economic interests in those activities and may face conflicts of interest in how investment opportunities, and their time, are allocated between the Fund, the Investment Funds and those other activities.

RISKS ASSOCIATED WITH FUND OF FUNDS STRUCTURES, INCLUDING INVESTING IN UNREGISTERED FUNDS

AVAILABILITY OF INVESTMENT OPPORTUNITIES. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions, the prevailing regulatory or political climate and the degree to which the investment managers of the Investment Funds have capacity to manage additional assets. No assurance can be given that the Fund will be able to identify and make attractive investments in the future or that it will be able to invest fully the net proceeds of this offering. Similarly, identification of attractive investment opportunities by the investment managers to the Investment Funds is difficult and involves a high degree of uncertainty. Even if an investment manager to an Investment Fund identifies an attractive investment opportunity, the Investment Fund may not be able or permitted to take advantage of the opportunity to the fullest extent desired.

Registered investment companies that invest primarily in hedge funds are relatively new investment products. It is possible that with experience the SEC or other regulatory authorities will place restrictions on the Fund's ability to invest or offer its interests in the manner contemplated by this prospectus.

LACK OF PROTECTION THE 1940 ACT. Although the Fund is registered under the 1940 Act, the Investment Funds will not generally be registered investment companies. Accordingly, the provisions of the 1940 Act which, among other things, require that a majority of a fund's disinterested members of its board approve certain of the fund's activities and contractual relationships, prohibit the Fund from engaging in certain transactions with its affiliates, and require a fund to redeem its shares daily at their net asset value per share, will not be applicable to the Investment Funds. These provisions are generally designed for the protection of investors in investment companies that are registered under the 1940 Act, and no such protection is applicable to unregistered investment companies such as the Investment Funds. Similarly, in most cases the managers of the Investment Funds will not be registered as investment managers under the Investment Advisers Act of 1940, commodity trading advisers under the Commodity Exchange Act or in any capacity with state securities commissions. Accordingly, Investment Funds will not benefit from oversight by these regulators.

While most of the Investment Funds which the Fund will invest in will be organized in the United States, some may be organized outside of the United States. An Investment Fund organized outside of the United States may be subject to certain risks not present in a Investment Fund organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

THE FUND'S INVESTMENTS ARE ILLIQUID. The securities of the Investment Funds are generally illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions. Similarly, the Investment Funds may place various restrictions on the Fund's ability to sell its investments in the Investment Funds, including limiting the timing and manner in which the Fund can sell its investments in Investment Funds, or imposing minimum holding periods or redemption fees. If adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Investment Fund securities in a timely manner. In the event that the Fund is able to make investments in or effect withdrawals from Investment Funds only at certain times, the Fund may have to invest a greater portion of its assets temporarily in high quality debt securities, such as obligations of the U.S. government or its agencies or instrumentalities, or in bank deposits or money market instruments, than it otherwise might wish to invest. Investments in such instruments may be inconsistent with the Fund's investment objective and may result in a loss of investment opportunity. This may adversely affect the Fund's investment return or increase the Fund's expenses.

INVESTMENT FUND OPERATIONS NOT TRANSPARENT. PAI will not be able to control and will be limited in its ability to monitor on a continuous basis the activities of the Investment Funds. While PAI will attempt to negotiate with the Investment Funds for favorable access rights to information regarding the investments by the Investment Funds, there can be no assurance that PAI will be successful. An Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to PAI and that involve risks that are not anticipated by PAI. Investment Funds may have limited operating history and their investment managers may have limited experience in managing assets.

VALUATION OF THE FUND'S INVESTMENTS. Market prices for the Fund's interests in the Investment Funds will not normally be available. In computing net asset value, the Fund will value interests in Investment Funds at their fair values, which the Board has determined will ordinarily be the values of those interests as determined by the investment managers of the Investment Funds in accordance with policies established by the Investment Funds. Prospective investors should be aware that there can be no assurance that the fair values of interests in Investment Funds as determined under the procedures described above will be accurate or received by the Fund in a timely manner to allow the Fund to have access to such valuations at the time that the Fund determines its net asset value. Among other reasons, such inaccuracies may result from the Fund not having access to all financial and other information relating to the Investment Funds necessary in order for the Fund to determine independently the net asset values of those Investment Funds. The investment managers to the Investment Funds face a potential conflict of interest in that they may have an incentive to make the highest possible valuation of interests in such Investment Funds. The Fund will determine its net asset value monthly. Certain of the Investment Funds may value interests in such Funds on a less frequent basis and, even if determined monthly, may not have completed their valuation at the time that the Fund determines the net asset value of its Shares. Consequently, the Fund may be making judgments as to the fair value of certain of its investments on the basis of information that is not current, increasing the risk that such judgments are inaccurate.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases your access to the Investment Funds may be limited or unavailable, if you meet the conditions imposed by an Investment Fund you may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, you bear asset-based and performance-based fees of the Fund, in addition to asset-based and performance-based fees and allocations of the Investment Funds. Moreover, you bear a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, you may be subject to higher operating expenses than if you invested in another closed-end fund with a different investment focus.

Each Investment Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an investment manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund's overall performance is negative. Generally, asset-based fees payable to investment managers of the Investment Funds will range from 0.5% to 2.5% (annualized) of the average net asset value of the Fund's investment, and performance fees or allocations generally range from 0% to 25% of an Investment Fund's net profits. The performance-based compensation received by an investment manager of an Investment Fund also may create an incentive for that investment manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation. That compensation may be based on calculations of realized and unrealized gains made by the investment manager without independent oversight.

DUPLICATIVE TRANSACTION COSTS. The investment managers of the Investment Funds make investment decisions independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

TURNOVER. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. Consequently, the Fund anticipates that its income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment.

INABILITY TO VOTE OR EXERCISE CONTROL. The Fund may elect to hold non-voting securities in Investment Funds or waive the right to vote in respect of an Investment Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Investment Fund to cause the Fund to control any Investment Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Investment Fund that may be held by the Fund.

INDEMNIFICATION OF INVESTMENT FUNDS. The Fund may agree to indemnify certain of the Investment Funds and their investment managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of interests in the Investment Fund. Investment managers of Investment Funds often have broad limitations on liability and broad indemnification rights.

RISKS ASSOCIATED WITH THE TYPES OF INVESTMENTS AND INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS

This section discusses the types of investments generally made by the Investment Funds and the risks related to such investments. Particular Investment Funds may involve other risks and this discussion is not intended to describe all risks of investing in hedge funds. However, because the Fund will invest substantially all of its assets in Investment Funds, you should understand the general risk of such investments before investing in the Fund. Although the Fund seeks to diminish the risk of investing in Investment Funds by investing in a diversified portfolio of Investment Funds, there can be no assurance that such strategy will be effective

The Fund's investment program entails substantial risks. All securities investments are subject to the risk of loss of capital. The value of the Fund's net assets will fluctuate based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Investment Fund is increased. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of an Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

HIGHLY VOLATILE MARKETS. The prices of financial instruments in which the Investment Funds may invest can be highly volatile. Price movements of equity and other securities and instruments, in which the Investment Funds' assets are invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of government, and national and international political and economic events and policies. The Investment Funds are also subject to the risk of failure of any of the exchanges on which its positions trade or the failure of the clearinghouses.

RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES. Any investment in securities carries certain market risks. In addition to the factors discussed elsewhere in this prospectus investments by the Investment Funds may decline in value for any number of reasons over which neither the Fund nor the Investment Funds may have any control, including changes in the overall market for equity and/or debt securities, and factors pertaining to particular portfolio securities, such as management, the market for the issuer's products or services, sources of supply, technological changes within the issuer's industry, the availability of additional capital and labor, and other similar conditions. The value of an Investment Fund's investments will fluctuate, and there is no assurance that either the Fund or any Investment Fund will achieve its investment objective.

EQUITY SECURITIES. Investment Funds may invest in common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Equity securities fluctuate in value based on factors that may be related or unrelated to the financial results and condition of the issuer of the securities. Investment Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies. Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets. Investments Funds which invest in smaller capitalization companies may acquire significant ownership interests in those companies, which may make it difficult for them to sell some or all of those interests without depressing the price of the company's stock. Those Investment Funds may also be restricted in the times during which they can sell those interests under the federal securities laws.

DEBT SECURITIES. Investment Funds may invest in debt securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interests rates increase, the value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities and certain other financial instruments, such as over-the-counter options and forward transactions, are subject to the risk that the issuer or counterparty could default on its obligations, and a Partnership could sustain losses on such investments. A default could affect both interest and principal payments. The Investment Funds may invest in debt obligations of issuers, or engage in transactions with counterparties, whose debt obligations are rated below investment grade or are unrated. While generally providing greater income and potential for capital appreciation than investments in higher quality obligations, non-investment grade obligations involve a greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such obligations, and have greater price volatility, especially during periods of economic uncertainty or changes.

The Investment Funds may invest significantly in distressed debt securities, which are non-investment grade securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve significant financial and business risks that can result in substantial or at times even total losses. In addition to a heightened risk of default, these securities may be particularly illiquid and the Investment Funds may only be able to dispose of them at some fraction of their perceived value, if at all, if they must sell prior to the end of their anticipated holding period.

INVESTMENT CONCENTRATION. At times, a substantial portion of the Fund's assets may be invested in the securities of a limited number of issuers. Because neither the Fund nor PAI control the investments made by the Investment Funds, one or more Investment Funds may elect to concentrate their investments in the same issuers, industries or sectors, exposing the Fund to greater risk to these issuer, industries and sectors. Investing a significant portion of the Fund's assets in a single issuer or industry will make the Fund susceptible to a greater degree of risk affecting investments in such issuer or industry than would otherwise be the case.

FOREIGN SECURITIES. Investment Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Investment Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. Certain foreign markets may not be able provide the degree of liquidity that is necessary for the success of certain of the investment strategies that the Investment Funds may pursue. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Investment Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

CURRENCY RISKS AND TRANSACTIONS. The Fund values its assets in U.S. dollars. Most of the Investment Funds are expected to value their assets in U.S. dollars but the Fund may invest in Investment Funds that value their assets in other currencies. To the extent that the Fund invests in Investment Funds that value their assets other than in U.S. dollars or to the extent that any Investment Fund invests in securities that are traded or quoted in currencies other than U.S. dollars, the Fund is exposed to the risk of fluctuation of such currencies relative to the U.S. dollar. An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Fund makes its investments or values its interests will reduce the effect of increases and magnify the effect of decreases in the prices of an Investment Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on an Investment Fund's non-U.S. dollar securities. The Investment Funds may, but are not required to, use options and forward foreign currency exchange contracts to hedge against currency fluctuations. Even if an Investment Fund uses such instruments to hedge currency risk, there can be no assurance that such derivative transactions will be effective.

The Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An investment manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

LEVERAGE. Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. This practice, which is known as engaging in "leverage" or making purchases on "margin," is speculative and involves certain risks.

Leveraging an Investment Fund creates an opportunity for increased net income or capital appreciation but, at the same time, creates special risk considerations. Although the principal of borrowings underlying any leverage will be fixed, the Investment Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Investment Fund's investments will be borne entirely by the investors in the Investment Fund (and not by those persons providing the leverage to an Investment Fund), the effect of leverage in a declining market would be a greater decrease in the value of an Investment Fund's portfolio investments than if the Investment Fund were not so leveraged. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investment in the Investment Fund. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's net assets, the Investment Fund's investment manager might not be able to liquidate assets quickly enough to pay off the Investment Fund's borrowing. Leveraging will create interest expenses for the Investment Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Investment Fund will have to pay, the Investment Fund's investment return will be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Investment Fund will be less than if leverage were not used.

Leverage may include borrowing and also the use of margin. Trading equity securities on margin involves an initial cash requirement representing, currently, at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Other borrowings take the form of, or are embedded in, margined option premiums, repurchase agreements, bank or dealer credit lines or the notional principal amounts of swap transactions. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers, and other financial institutions. There can be no assurance that an Investment Fund will be able to maintain adequate financing arrangements under all market circumstances.

As a general matter, the banks and dealers that provide financing to the Investment Funds can apply discretionary margin, haircut, financing and valuation policies, or impose other credit limitations or restrictions, whether due to market circumstances or government regulatory or judicial action. Such application or losses may result in large margin calls, loss of financing, forced liquidations of positions at disadvantageous prices, termination of swap and repurchase agreements and cross-defaults to agreements with other dealers. Any such adverse effects may be exacerbated in the event that such limitations or restrictions are imposed suddenly and/or by multiple market participants simultaneously. The imposition of any such limitations or restrictions could compel Investment Funds to liquidate all or part of their portfolio at disadvantageous prices, perhaps leading to a loss of an Investment Fund's equity. Investment Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of any applicable or self-imposed asset coverage requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. See also "Principal Risk Factors Relating to the Fund's Structure."

The use of leverage may also result in the recognition of UBTI for tax-exempt investors in the Fund. See "Federal Income Tax Considerations" below.

SHORT SALES. To the extent that an Investment Fund engages in short sales, the Investment Fund borrows securities from a broker and sells the borrowed securities. An Investment Fund is obligated to deliver to the broker securities that are identified to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Investment Fund from the short sale. Federal Reserve Board regulations and stock exchange rules to which the executing brokers are subject require that each Investment Fund maintain a margin account and collateral to secure its obligations on short positions. Therefore, cash and securities are pledged to secure an Investment Fund's short sale obligations and, in the event of an increase in the market value of the securities sold short, additional cash or convertible securities will be transferred to the margin account in order to meet such obligations. A short sale involves the theoretically unlimited risk of an increase in the market price of the security sold short, which, except in the case of a short sale "against the box," would result in a theoretically unlimited loss.

INVESTMENT FUNDS' INVESTMENT STRATEGIES. The Fund anticipates that many of the Investment Funds in which the Fund invests will employ specialized investment strategies or asset allocation methodologies and apply investment models or assumptions to seek to achieve a certain level of performance relative to specified benchmarks and to manage risk levels, and/or market correlation. The Investment Fund's strategies for achieving investment returns or managing risk may not be successful and may be based upon incorrect models or assumption. The success of an Investment Fund may also be dependent upon the services of a portfolio manager or analysts, the continued availability of whose services cannot be assured.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

POSSIBILITY OF INCREASED GOVERNMENT OR MARKET REGULATION. There has been a trend toward increased governmental, as well as self-regulatory, scrutiny of the "hedge fund" industry in general. It is impossible to predict what, if any, changes in regulations will result from these developments, but any regulations which restrict the ability of the Fund or the Investment Funds to employ the various strategies described herein, or broker and other counter-parties to extend credit in their trading (as well as other regulatory changes which result), could have a material adverse impact on the profit potential of the Fund or an Investment Fund.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES, INCLUDING DERIVATIVE INSTRUMENTS. Investment Funds may use a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. The Investment Funds may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures; and purchase or sell instruments that incorporate the characteristics of the foregoing instruments and other esoteric instruments that may be developed in the future (collectively, all the above are called "Derivatives"). A description of these and other Derivatives that the Investment Funds may use is provided in the Fund's SAI. In the case of certain investment strategies that Investment Funds may pursue, the use of Derivatives is an integral part of such strategy. The instruments the Investment Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Some or all of the Investment Funds may invest in, or enter into transactions involving Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. An Investment Fund's use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Investment Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS. An Investment Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. An Investment Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective. An Investment Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the U.S. dollar value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Fund's investment manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks. Banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements, and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by government authorities might also limit such forward (and futures) trading to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund to the extent the Investment Fund is invested in forward contracts

SWAP AGREEMENTS. Some or all of the Investment Funds may enter into equity, interest rate, index, currency rate, total return, credit default and other swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

RESTRICTED AND ILLIQUID INVESTMENTS. Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the price at which they purchased such securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Some or all of the Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

LENDING PORTFOLIO SECURITIES. Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Investment Funds may not be subject to the same borrowing limitations that apply to registered investment companies. An Investment Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

PURCHASING INITIAL PUBLIC OFFERINGS. Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in Investment Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

                        THE ADVISER'S PERFORMANCE RECORD

The Fund's investment objective, strategies and program are substantially the same as the investment objective, strategies and program that PAI employs in managing a private investment fund (the "Private Fund"). The Private Fund also utilizes a fund of funds structure where PAI selects various alternative asset managers to manage the Private Fund's assets through investments in hedge funds managed by those asset managers. The portfolio management team that will implement and manage the Fund's investment program is the same as the team that implements and manages the investment program of the Private Fund. This portfolio management team has been together since the late 1980s and has been responsible for the management of the Private Fund since its inception. The Private Fund represents all of the accounts managed by PAI that pursue substantially the same investment objective, strategies and policies as the Fund. As of June 30, 2003, Private Fund had total assets of approximately $[ ] million and was invested in [ ] underlying funds.

PAI will apply the same due diligence and asset manager selection processes for the Fund as it employs for the Private Fund. Consequently, it is likely that the Fund will invest with some of the same asset managers with which the Private Fund has invested in the past or may invest in the future. However, certain of the Investment Funds in which the Private Fund has invested are or are expected to be closed to new investment. Because of the lack of availability of certain Investment Funds and differing investment decisions that may be made by PAI on behalf of the Fund and the Private Fund, the Fund will not be replicating the investment portfolio of the Private Fund. Certain of the managers that are not expected to be available for the Fund have made significant contributions to the prior performance of the Private Fund. While PAI believes that it will be able to find alternative managers that follow all or substantially all of the investment strategies as the managers who currently invest the assets of the Private Fund, it cannot guarantee that the range of investment strategies will be replicated or that the historical performance of the Private Fund would be substantially the same if different alternative managers had been employed instead. POTENTIAL INVESTORS SHOULD REVIEW THE FOLLOWING PERFORMANCE INFORMATION NOT AS AN INDICATION OF THE INVESTMENT RESULTS THAT THE FUND WILL OR WOULD HAVE ACHIEVED, BUT RATHER AS AN INDICATION OF THE EXPERIENCE AND EXPERTISE OF PAI IN MANAGING A FUND OF FUNDS STRUCTURE WITH THIS INVESTMENT OBJECTIVE.

The following table sets forth the performance record of the Private Fund for the periods indicated, adjusted to show the performance net of the fees and estimated expenses of the Fund, excluding the impact of any sales load paid by a Shareholder. For comparison purposes, the table also shows the record of [ ], a leading index of the performance of fund of hedge funds. The return of the S&P 500 and [ ] are also shown to illustrate the lack of correlation of the return and volatility of the Private Funds returns and volatility of these indices. The Private Fund is the only account managed by PAI that has an investment objective, policies and strategies which are substantially similar to those of the Fund.

PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE DIFFERENCES BETWEEN THE FUND AND THE PRIVATE FUND. THESE DIFFERENCES INCLUDE THE FACT THAT THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT AND OTHER SECURITIES LAWS DO NOT APPLY TO THE PRIVATE FUND. AS A RESULT, THE PRIVATE FUND IS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS THAT, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PERFORMANCE OF THE PRIVATE FUND. THE FEES AND EXPENSES OF THE FUND AND THE PRIVATE FUND MAY ALSO DIFFER SIGNIFICANTLY. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND THE FUTURE PERFORMANCE OF THE FUND AND THE PRIVATE FUND WILL DIFFER. THE HISTORICAL PERFORMANCE OF THE PRIVATE FUND IS NOT THE PERFORMANCE OF THE FUND AND IS NOT NECESSARILY INDICATIVE OF THE FUND'S FUTURE RESULTS. AN INVESTMENT IN THE FUND ENTAILS SIGNIFICANT RISKS. SEE "RISK FACTORS". THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THAT FOLLOW IT.

-------------- -------------------- --------------------- -------------------- --------------------
               Private Fund's Pro     Hedge Fund Index          S&P 500            Bond Index
                Forma Net Return
                    (1)(2)(3)
-------------- -------------------- --------------------- -------------------- --------------------
 1st quarter
    2003
-------------- -------------------- --------------------- -------------------- --------------------
    2002              3.32%                1.00%                -22.11%              19.50%
-------------- -------------------- --------------------- -------------------- --------------------
    2001              6.84%                2.80%                -11.88%              -1.00%
-------------- -------------------- --------------------- -------------------- --------------------
    2000              9.95%                4.07%                -9.10%                1.60%
-------------- -------------------- --------------------- -------------------- --------------------
Period From January 20, 2000 through June 30, 2003

------------------- ------------------- ------------------- ------------------- -------------------
                      Private Fund's     Hedge Fund Index        S&P 500            Bond Index
                      Pro Forma Net
                        Return(1)
------------------- ------------------- ------------------- ------------------- -------------------
Volatility(4)             3.20%               6.50%               16.80%              6.58%
------------------- ------------------- ------------------- ------------------- -------------------
Sharpe ratio(5)           1.872                .556                .323                .235
------------------- ------------------- ------------------- ------------------- -------------------
Losing months(6)            5                   33                  38                  42
------------------- ------------------- ------------------- ------------------- -------------------

The above returns for the Private Fund are pro forma in that they reflect the gross performance of the Private Fund less the fees and estimated expenses of the Fund (rather than the fees and expenses of the Private Fund).

                        NOTES TO PERFORMANCE INFORMATION

The tables above are based on the Private Fund's investment performance and are not the investment performance of the Fund. The information contained in the table for the Private Fund was prepared by PAI based on the following facts and assumptions:

         1. The Private Fund commenced operations on January 20, 2000 and has a December 31 fiscal year. The information for the Private Fund is based on gross investment returns derived from its audited financial statements from April 2000 through December 31, 2002, and on unaudited financial statements from January 1, 2003 through June 30, 2003.

         2. The Private Fund's Pro Forma Net Returns shown above are computed based on the gross investment performance of the Private Fund (i.e., the performance of the Private Fund is determined without giving effect to the Private Fund's management fee, performance fee and estimated expenses) which has been adjusted to reduce that gross investment performance by all fees, including performance fees, estimated expenses and charges (including sales loads) that would have been borne by an investor in the Fund if it had the same performance. See "Summary of Fund Expenses". The gross investment performance of the Private Fund is net of all fees and expenses and incentive allocations borne directly and indirectly by the Private Fund as an investor in other investment funds. The above returns reflect the results that would have been achieved, based on the foregoing assumptions, by an investor who invested in the Private Fund on January 20, 2000.

         3. The returns shown above represent the percentage change in an investor's capital account balance in the Private Fund during each year for which returns are shown based on an investor's capital account balance at the inception of the Private Fund or at the beginning of each subsequent calendar year, as applicable, through the end of each year, or partial year, for which returns are shown.

         4.       Volatility is measured by Standard Deviation

         5. A measure of the Private Fund's or indices' S&P 500 Sharpe ratio.

         6. The number of months in the period indicated during which the return was negative.

                             MANAGEMENT OF THE FUND

THE BOARD OF MANAGERS

The Board of Managers provides broad supervision over the affairs of the Fund. The Fund's officers are responsible for managing the Fund's operations. The Board and officers of the Fund, together with their principal occupations for the past five years, are listed in the SAI. Each of the members of the Board (each, a "Manager") serves as a Trustee of __ U.S. registered investment companies for which PAI's affiliate, PIM, serves as investment adviser.

INVESTMENT ADVISER

The Fund has contracted with PAI to act as its investment adviser. PAI registered as an investment adviser with the Securities and Exchange Commission in 2003, and has been authorized by the Irish Financial Services Regulatory Authority since [ ]. PAI, an indirect, wholly owned subsidiary of UniCredito, is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2003, assets under management were approximately $[ ] billion worldwide. PAI or its affiliates have been managing alternative investment products since 1993. As of June 30, 2003, PAI and its affiliates had approximately $[ ] million of assets under management, including $[ ] million in hedge funds of funds and $[ ] in directly managed hedge funds. The Fund does not intend to invest in any Investment Fund managed by PAI. Certain members of the Board or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries.

PAI is responsible for developing, implementing and supervising the Fund's investment program. PAI is authorized, subject to the approval of the Board and Shareholders, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist PAI in providing these services.

COMPENSATION AND EXPENSES

As compensation for services required to be provided by PAI under the Management Contract between PAI and the Fund, the Fund will pay PAI a monthly asset based management fee (the "Management Fee") computed at the annual rate of [ ]% of the Fund's average month end net asset value (before any subscriptions for or repurchases of Shares or the Performance Fee). The Fund will also pay PAI a performance fee in an amount equal to [ ]% of the increase (if any) in the Fund's net asset value on the last business day of each month (before the deduction of the performance fee, but after the deduction or accrual for all other fees, expenses and liabilities) over the previous highest net asset value of the last business day of any preceding month (before deduction of performance fees) but after adjusting for subscriptions and redemptions from the Fund at the end of the month in respect of which the performance fee is being calculated. If the net asset value of the Fund subsequently declines, PAI shall not be required to repay such performance fee. The Performance Fee does not provide for the recoupment of investment losses incurred more than [ ] months prior to the calculation of the Performance Fee. The Management and Performance Fees are not calculated or assessed separately for each Shareholder. These fees are higher than the management fees paid by most investment companies. The fees paid to PAI are also in addition to the asset based and performance fees paid by the Investment Funds to the managers of such funds.

Under the terms of its investment management contract with the Fund, PAI pays all of its own expenses in providing its services under the Management Contract. Pursuant to the LLC Agreement, the Fund pays all of its own operating expenses, other than those that PAI is specifically required to bear pursuant to the management contract. Expenses borne by the Fund include, but are not limited to the following:

1. All costs and expenses related to portfolio transactions and positions for the fund's account, including, but not limited to, brokerage commissions, sales loads, redemption fees, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

2. All costs and expenses associated with the organization, operation, and registration of the fund, offering costs, and the costs of compliance with any applicable Federal or state laws;

3. The costs and expenses of holding meetings of the Board and any meetings of shareholders that are regularly scheduled, permitted, or are required to be held by the management contract, the 1940 Act, or other applicable law;

4. Fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the fund, or any committee of the Board, to assist in connection with its operations;

5. The costs of a fidelity bond and any liability insurance obtained on behalf of the fund, PAI, or the Managers;

6.   Any fees payable to PAI and the administrator(s);

7. All costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the fund, or with the conversion of the fund to a master-feeder structure as contemplated by the management contract;

8. All costs and expenses of preparing, printing, and distributing reports and other communications to shareholders;

9. The fees of custodians, transfer agents, and other persons providing administrative services to the fund;

10. All expenses in computing the net asset value of the fund and the shares, including any equipment or services obtained for such purposes;

11. Administrative and member service fees incurred by the fund will be allocated among its various classes based on the net asset value of the fund attributable to each such class; and

12. Such other types of expenses as may be approved from time to time by the Board.]

In addition, the Fund will compensate those Managers who are not affiliated with or interested persons of the Fund (other than as members of the Board), PAI, PIM or PFD (the "Independent Managers"). The Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party. The Fund will also bear indirectly its proportionate share of the expenses of the Investment Funds in which the Funds invest.

Initial offering costs and organizational expenses are being charged to capital and will be borne by the Fund and Shareholders thereof upon commencement of the Fund's operations.

MANAGEMENT TEAM

The following personnel will be the persons primarily responsible for selecting Investment Funds and allocating the Fund's assets among the Investment Funds:

[PERSONNEL DESCRIPTIONS TO BE ADDED]

ADMINISTRATOR

Pursuant to a separate administration agreement, PIM is responsible for the provision of administration services to the Fund. These services include, among others, providing office space and support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting, financial reporting and other administrative services; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; coordinating and organizing meetings of the Board and the Shareholders and preparing related materials; and maintaining and preserving certain books and records for the Fund. The Fund pays PIM a fee for providing administrative services at the annual rate of [ ] % of the Fund's average daily net assets.

The Fund has retained [ ] to provide partnership accounting, financial and tax reporting, and certain other administrative services to the Fund. The Fund pays [ ] a fee for providing these services to the Fund at the annual rate of __ % of the Fund's average daily net assets.


TRANSFER AGENT AND CUSTODY SERVICES

The Fund's securities and cash are held under a custodian agreement with [ ]. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent. The transfer agent has engaged [ ] as registrar, shareholder servicing agent and dividend disbursing agent for the Shares. [ ] address is [ ].

                             INVESTOR QUALIFICATIONS

Shares are being offered only to investors that are "Qualified Investors." Currently, Qualified Investors include:

o Natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000;

o Persons who have at least $750,000 under PAI's management and its affiliates, including any amount invested in the Fund;

o Persons who are "qualified purchasers" as defined by the Investment Company Act and the rules thereunder; and

o Certain knowledgeable employees who participate in PAI's investment activities.

Prior to purchasing Shares, you must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is set forth as Appendix A to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

                     BUYING, SELLING AND TRANSFERRING SHARES

PURCHASING SHARES

PURCHASE TERMS. The Shares are being offered during an initial public offering period, expected to end on [ ] 2003 at the initial offering price of $[ ] per Share. After the closing of the initial public offering, you may purchase Shares as of the close of business on the first day of each calendar month, or at such times as the Board may determine. The number of Shares actually acquired will be adjusted to reflect the Fund's determination of its net asset value on the date of purchase, which determination may occur up to [ ]days after a subscription is accepted. The Board may suspend the offering of Shares at any time or permit purchases on a more frequent basis. The Board and PFD reserve the right to reject any purchase of Shares. All subscriptions are subject to the receipt of federal funds prior to the applicable subscription date in the full amount of the subscription. Although the Fund may accept a subscription prior to receipt of federal funds, an investor may not become a Shareholder until federal funds have been received. The closing of the initial offering is not subject to any minimum aggregate subscription for Shares.

Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $[ ] (exclusive of the applicable sales load). Subsequent investments must be at least $[ ] (exclusive of the applicable sales load). The Fund may modify these minimums from time to time. Shares are being sold subject to a sales load, described on the cover of this prospectus.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares must be made in cash. Each initial or subsequent purchase of Shares will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

All investor funds for the initial closing of the sale of Shares, and for closings of subsequent offerings, will be invested in shares of the Pioneer Cash Reserves Fund, a U.S. registered money market fund, for the benefit of the investors. Affiliates of PAI will receive fees from the investment of funds in the Pioneer Cash Reserve Fund. The full amount of an investment is payable in federal funds, which must be received by PFD not later than [ ] business days prior to the beginning of a month or quarter, as the case may be, if payment is made by check or [ ] business days prior to the beginning of a month or quarter, as the case may be, if payment is sent by wire or via the National Securities Clearing Corporation.

Before an investor may invest in the Fund, PFD must receive a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Shares except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is set forth as Appendix A to this prospectus. An investor's certification must be received by PFD, along with its payment as described above, before an investor's order will be accepted. The LLC Agreement is set forth as Appendix B to this prospectus. By purchasing Shares, you will be agreeing to be bound by all of the terms of the LLC Agreement.

DISTRIBUTION ARRANGEMENTS. PFD acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement with the Fund. Shares may be purchased through PFD or through brokers or dealers that have entered into selling agreements with PFD. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. PFD maintains its principal office at 60 State Street, Boston, Massachusetts 02109. PFD is an affiliate of PAI.

The Fund has agreed to indemnify PFD and its affiliates and brokers and their affiliates that have entered into selling agreements with PFD against certain liabilities under the Securities Act.

The offering price of each Share during the initial public offering period will be the offering price, plus a sales charge. Subsequent investments are also subject to a sales charge. Investments of less than $ are subject to a sales load of % and investments of $ or more will be subject to a sales load of %, in each case computed as a percentage of the public offering price. Under a right of accumulation, the Fund will aggregate the amount of each additional investment in the Fund with the amount of the Shareholder's initial investment and any other additional investments by the Shareholder in determining the applicable sales load. The right of accumulation also permits an investor's investment in the Fund to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. PFD will add the value, at the current offering price, of Shares previously purchased and currently owned to the value of Shares currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

PFD may waive the sales load for purchases of Shares by certain purchasers, including:

1.   PAI, PIM, PFD, or their affiliates;

2. Present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews, relatives by virtue of a remarriage (step-children, step-parents, etc.)) of the Fund, PFD, PAI, PIM and affiliates of PFD or PAI, PIM, and retirement plans established by them for their employees;

3. Purchasers for whom PFD, PIM or PAI or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

4. Purchasers who use proceeds from an account for which PFD, PIM or PAI or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund;

5. Brokers, dealers, and agents who have a sales agreement with PFD, and their employees (and the immediate family members of such individuals);

6. Investment advisers or financial planners that have entered into an agreement with PFD and that purchase Shares of the Fund for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

7. Clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with PFD; and

8. Orders placed on behalf of other investment companies that PFD, Pioneer, or an affiliated company distributes.

To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise PFD or the selling broker or dealer when making an investment.

The full amount of the sales load may be reallowed by PFD to selling brokers and dealers. In addition, PFD (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers for Shares sold by such brokers and dealers.

METHODS FOR PURCHASING SHARES. To make an investment in the Fund, contact your broker-dealer, other financial intermediary, or PFD at 60 State Street, Boston, Massachusetts 02109. Accounts may be opened only through the selected broker-dealers or through PFD. Customers of PFD or of broker-dealers that have entered into selling group agreements with PFD or its delegate may open an account and buy Shares by mailing a completed application, including complete wiring information, to: Pioneer AllWeather Fund LLC, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109.

NET ASSET VALUATION

The net asset value of the Fund will be computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital Accounts" below). The Fund's net asset value is the value of the Fund's assets less its liabilities. Market prices for the Fund's interests in the Investment Funds will generally not be available. In computing net asset value, the Fund will value interests in Investment Funds at their fair value, which the Board has determined will ordinarily be the values of those interests as determined by the investment managers of the Investment Funds in accordance with policies established by the Investment Funds. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

Prospective investors should be aware that there can be no assurance that the fair values of interests in Investment Funds as determined by the Fund under the procedures described above will be accurate or received by the Fund in a timely manner to allow the Fund to have access to such valuations at the time that the Fund determines its net asset value. In most cases, the Fund will have limited ability to assess the accuracy of the valuations provided by the investment managers to the Investment Funds. This results from the fact that the Fund may have very limited access to the financial and other information relating to the Investment Funds which would be necessary for the Fund to determine independently that the valuations provided by the investment managers to Investment Funds are accurate. There can also be no assurance that the Board's valuation methodology will result in accurately valuing portfolio securities held by the Investment Funds, particularly when the Investment Funds hold portfolio securities which do not have a readily ascertainable market value. In addition, the investment managers to the Investment Funds face a potential conflict of interest in that they have an incentive to make the highest possible valuation of interests in their Investment Funds because their compensation is tied to those valuations.

The Fund will determine its net asset value monthly. Certain of the Investment Funds may value their interests on a less frequent basis and, even if determined monthly, may not have completed their valuation at the time that the Fund determines the net asset value of its shares. Consequently, the Fund may be making judgments as to the fair value of certain of its investments on the basis of information that is not current, increasing the risk that such judgments are inaccurate.

The valuations reported by the investment managers of the Investment Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to adjustment. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by the Investment Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. SUCH ADJUSTMENTS WILL INCREASE OR DECREASE THE NET ASSET VALUE OF THE FUND AT THE TIME THAT THE INVESTMENT FUND DISCLOSES THE ADJUSTMENT TO THE FUND. THESE ADJUSTMENTS WILL NOT AFFECT THE REPURCHASE PRICE PAID BY THE FUND TO SHAREHOLDERS WHO HAVE THEIR SHARES REPURCHASED IN FULL PRIOR TO SUCH ADJUSTMENTS. If the adjustment increases the valuation of the Investment Fund, Shareholders who had their Shares repurchased will receive less than if the valuation of the Investment Fund were accurate. If the adjustment decreases the valuation of the Investment Fund, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar manner.

Other securities and assets of the Fund (other than the interests in the Investment Funds and money market instruments) will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Fund in accordance with procedures adopted by the Board, if market quotations are not readily available. Money market instruments will be valued at amortized cost.

REPURCHASES OF SHARES

NO RIGHT OF REDEMPTION. No Shareholder will have the right to require the Fund to redeem any Shares. There is no public market for the Shares, and none is expected to develop. With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers that may be made from time to time by the Fund. Any transfer of a Share in violation of the LLC Agreement will not be permitted and will be void. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. For information on the Fund's policies regarding transfers of Shares, see "________________" in the SAI.

REPURCHASE OF SHARES. From time to time the Fund may offer to repurchase Shares from Shareholders pursuant to written requests by Shareholders. Repurchase offers will be made at such time and on such terms as may be determined by the Board in its sole and absolute discretion. Repurchase offers may be only a portion of the Fund's outstanding Shares. A redemption fee equal to [ ]% of the value of the Shares repurchased by the Fund will apply if the date as of which the Shares are valued for purposes of the repurchase is less than one year following the date of the Shareholder's initial investment in the Fund. The Fund expects to offer to repurchase Shares four times each year, as of the last business day of March, June, September, and December. The Board of the Fund will consider the following factors, among others, in making such determination:

o    The recommendation of PAI;

o    Whether any Shareholders have requested that the Fund repurchase Shares;

o    The liquidity of the Fund's assets;

o    The investment plans and working capital requirements of the Fund;

o    The relative economies of scale with respect to the size of the Fund;

o    The history of the Fund in repurchasing Shares;

o    The economic condition of the securities markets; and

o    The anticipated tax consequences of any proposed repurchases of Shares.

The Fund will offer to repurchase Shares pursuant to written requests from Shareholders only on terms that the Board determines to be fair to the Fund and its Shareholders. When the Board determines that the Fund will offer to repurchase Shares, notice of the offer will be provided to Shareholders describing the terms of the offer and containing other information that the Fund believes that Shareholders should consider in deciding whether to tender Shares for repurchase. Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Shares from the Fund during the period the offer remains open.

When Shares are repurchased by the Fund, redeeming Shareholders will generally receive cash distributions equal to the value of the Shares repurchased; however, the Fund reserves the right to make repurchase offers on a basis other than the net asset value of the Shares. The Fund anticipates that it will make payments in a repurchase offer in cash but reserves the right to make the payment in connection with any repurchase offer in whole or in part by the in-kind distribution of securities, including interests in Investment Funds. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund makes a repurchase offer but does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund.

The Fund's repurchase of Shares in a repurchase offer will generally be a taxable event for the tendering Shareholder. A gain, if any, will be recognized by a tendering Shareholders only if the total proceeds received by the Shareholder exceed the Shareholder's adjusted tax basis in the Shares. A loss, if any, will be recognized only after the Shareholder has received full payment under any promissory note that may be given to the Shareholder prior to the Fund's s payment of the repurchase amount.

The Fund may suspend or postpone a repurchase offer made to Shareholders in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Managers. These circumstances may include the following:

o For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

o For any other periods that the SEC permits by order for the protection of Shareholders; or

o Other unusual circumstances as the Board deems advisable to the Fund and its Shareholders.

REPURCHASE PROCEDURES. Due to the limited liquidity of the Fund's investments in Investment Funds and the fact that the Fund may have to effect withdrawals from those Investment Funds to pay for the Shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a quarter end (the "Valuation Date") that is approximately 60 days after the date by which Shareholders must submit a repurchase request. The Fund will generally pay an initial payment equal to 95% of the value of the Shares repurchased approximately one month after the Valuation Date and the balance due will be determined and paid promptly after completion of Fund's annual audit and be subject to audit adjustment. The amount that a Shareholder may expect to receive on the repurchase of Shares will be the value of those Shares determined on the Valuation Date based on the net asset value of the Fund's assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

Under these procedures, Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of the Shares or knowing what the amount of the payment that a Shareholder would receive in the repurchase offer. Once requested, repurchase requests cannot be rescinded without the consent of the Fund. In addition, there will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. As noted above, Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Valuation Date for the repurchase offer. The period of time between the repurchase request and payment in the repurchase offer is based on operational considerations, including, but not limited to, the Fund's general policy to pay repurchase proceeds in cash, the need to make withdrawals or liquidate investments in Investment Funds to obtain such cash, and the investment policy to minimize cash balances maintained by the Fund other than for investment purposes [and other factors]. Payments for repurchased Shares may be further delayed under circumstances where the Fund experiences unusual delays in receiving payments from the Investment Funds.

A Shareholder who tenders for repurchase only a portion of the Shares held by such Shareholder will be required to maintain Shares with an aggregate net asset value of at least $[ ]. If a Shareholder tenders a portion of the Shares held by such Shareholder and the repurchase of that portion would cause the aggregate net asset value of the Shareholder's Shares to fall below this required minimum, the Fund reserves the right to reduce the number of Shares to be purchased from the Shareholder so that the required minimum balance is maintained or to require that the Shareholder tender all Shares held by such Shareholder. The Fund also reserves the right to require a Shareholder to tender all Shares held by such Shareholder, regardless of their aggregate net asset value if the Fund determines that the continued investment of such Shareholder in the Fund is not in the Fund's best interest, whether for regulatory reasons or otherwise.

Repurchases of Shares are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder due to any transfer of Shares without the consent of the Board or in circumstances permitted by the Board, which consent may be withheld in its sole and absolute discretion. Shares held by Shareholders may be transferred only:

o By operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Shareholder; or

o Under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).

The Board generally will not consider consenting to a transfer unless the transfer is:

o One in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Shareholder (e.g., certain gifts and contributions to family entities); or

o To members of the transferring Shareholder's immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Investor Qualifications."

The Board may not consent to a transfer of Shares by a Shareholder unless such transfer is to a single transferee or after the transfer of the Shares, the aggregate net asset value of Shares held by such transferee is not less than $[ ] and that the transferring Shareholder either has transferred all of the Shareholder's Shares or continues to hold Shares with an aggregate net asset value of at least $[ ]. Each transferring Shareholder and transferee agrees to pay all expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. If a Shareholder transfers Shares with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, investor in the Fund agrees to indemnify and hold harmless the Fund, the Board, PAI, PIM, PFD, other Shareholders, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the LLC Agreement or any misrepresentation made by that Shareholder in connection with any such transfer.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund will maintain a separate capital account for each Shareholder (including PAI or its affiliates in respect of any capital contribution to the Fund by PAI or an affiliate, as a Shareholder), which will have an opening balance equal to the Shareholder's initial contribution to the capital of the Fund. Each Shareholder's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Shareholder to the capital of the Fund, plus any amounts credited to the Shareholder's capital account as described below. Similarly, each Shareholder's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Shares of the Shareholder, plus the amount of any distributions to the Shareholder that are not reinvested, plus any amounts debited against the Shareholder's capital account as described below. A Shareholder's capital account balance will be unitized with each unit represented by one Share. When the value of the capital account increases or decreases due to the investment performance of the Fund or payment of Fund expenses, the net asset value of Shares will increase or decrease. When the value of the capital account increases or decreases because the Shareholder has made an additional investment or had Shares repurchased, the net asset value of a Share will not be affected but the Shareholder will hold a greater or lesser number of Shares.

Capital accounts of the Shareholders are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following:

o    The last day of a fiscal year;

o The day preceding any day on which any Shareholder makes a contribution to the capital of the Fund;

o    Any day on which the Fund repurchases any Shares;

o    Any day on which there is any distribution to Shareholders;

o Any day on which any amount is credited to or debited against the capital account of any Shareholder other than an amount to be credited to or debited against the capital accounts of all Shareholders in accordance with their respective investment percentages; or

o    Any other date as established by the Board.

An investment percentage will be determined for each Shareholder as of the start of each fiscal period by dividing the number of Shares held by such Shareholder on such date by the number of outstanding Shares on such date, after giving effect to additional contributions or repurchases as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES
Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Shareholders as of the last day of the fiscal period in accordance with Shareholders' respective investment percentages for such fiscal period. Net profits or net losses will be measured as the change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any contribution to or distribution by the Fund.

Allocations for federal income tax purposes generally will be made among the Shareholders so as to reflect equitably amounts credited or debited to each Shareholder's capital account for the current and prior fiscal years.

Withholding taxes or other tax obligations incurred by the Shareholder that are attributable to any Shareholder will be debited against the capital account of that Shareholder as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Shareholder will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Shareholder and any successor to the Shareholder's Shares is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder, although in the event that the Fund determines that a Shareholder is eligible for a refund of any withholding tax, it may, at the request and expense of that Shareholder, assist the Shareholder in applying for the refund.

RESERVES

The Fund may establish reserves for contingent liabilities and accrue such reserves by charging against net assets, which will proportionately reduce the capital account of each Shareholder and the net asset value of the Shares. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. If the Fund subsequently reduces the amount of such reserves or determines that a reserve is no longer necessary, the released amount of the reserves will be credited to the capital account of investors who are Shareholders at such time and not at the time the reserve was established.

                        FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. Federal income tax considerations relevant to Shareholders in the Fund. It is based upon current law and interpretations of current law, both of which are subject to prospective and retroactive changes. It is not intended as a complete analysis of all possible tax considerations relevant to acquiring, holding or disposing of the Shares. The discussion does not consider the circumstances of any particular Shareholder, and prospective Shareholders should note that the tax consequences of an investment in the Fund may not be the same for all Shareholders. This discussion also does not address the situation of taxpayers subject to special tax regimes (such as banks, insurance companies and securities dealers). Tax consequences to non-U.S. investors in the Fund are not addressed and such investors should consult their own tax advisors.

PROSPECTIVE SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES TO THEM OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES AS WELL AS THE APPLICATION AND EFFECT OF THE TAX LAWS OF ANY OTHER JURISDICTIONS WHERE THE SHAREHOLDER IS SUBJECT TO TAXATION.

CLASSIFICATION OF THE FUND

The Fund has received an opinion of Hale and Dorr, LLP, counsel to the Fund, that under federal income tax law, as in effect on the date of the opinion and based upon certain assumptions and representations of the Fund, the Fund will be classified as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Shares in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Hale and Dorr, LLP has also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations, and certain representations of the Fund, that the Shares in the Fund will not be considered to be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund. In addition, distributions of such income, other than in certain repurchases of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

As an entity taxed as a partnership, the Fund will not be subject to federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of operations. Each Shareholder will be required to report separately on its income tax return its share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Shareholder will be taxed on its share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Because most of the Investment Funds also will be treated as partnerships for federal income tax purposes, the Fund, and therefore Shareholders, will recognize taxable income to the extent of the Fund's share of the taxable income of the Investment Funds. The Fund generally will have no power to control the timing of cash distributions by the Investment Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Shareholders. The amount and timing of any distributions will be determined in the sole discretion of the Board. ACCORDINGLY, IT IS LIKELY THAT A SHAREHOLDER'S SHARE OF ANY TAXABLE INCOME FROM THE FUND (AND PERHAPS THE TAXES IMPOSED ON THAT INCOME) COULD EXCEED THE DISTRIBUTIONS, IF ANY, HE OR SHE RECEIVES FROM THE FUND. As a result, Shareholders will be required each year to pay any applicable federal and state taxes on their respective share of the Fund's taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Shareholder from other sources. As discussed below, Shareholders will be furnished with a tax information report annually stating each Shareholder's respective share of the Fund's tax items.

ALLOCATION OF PROFITS AND LOSSES

Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Shareholders in proportion to their respective capital account balances.

The LLC Agreement generally provides that items of income, deduction, gain, loss, or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Shareholders pursuant to Regulations issued under Section 704 of the Code, based upon the amounts of the Fund's net capital appreciation or net capital depreciation previously allocated to each Shareholder.

Under the LLC Agreement, the Fund has the discretion to specially allocate to a withdrawing Shareholder an amount of the Fund's taxable gain (loss) previously allocated to the capital accounts of the Shareholders as unrealized appreciation (unrealized depreciation) to the extent that the withdrawing Shareholder's capital account exceeds (is less than) the Shareholders federal income tax basis in its partnership interest. There can be no assurance that, if the Fund makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Fund's gains allocable to the remaining Shareholders would be increased.

DISTRIBUTIONS AND ADJUSTED BASIS

A Shareholder's tax basis in its Shares will include the amount of money that the Shareholder contributes to the Fund, increased principally by the Shareholder's distributive share of any Fund income and the Shareholder's share of Fund liabilities (if any), and decreased but not below zero, principally by
(i) distributions from the Fund to the Shareholder, (ii) the amount of the Shareholder's distributive share of the Fund's losses and (iii) the Shareholder's share of a reduction in Fund liabilities, if any.

A cash distribution to a Shareholder generally will be taxable only to the extent that it exceeds the Shareholder's basis in its Shares. The amount of the distribution, if any, that is in excess of basis generally would be taxable as capital gain, except to the extent attributable to certain ordinary income items of the Fund. Subject to certain exceptions, a Shareholder would generally recognize loss on its Shares only in connection with a complete redemption from the Fund and upon the receipt of a cash distribution in an amount less than the Shareholder's basis in its Shares.

Distributions of property other than cash, whether in complete or partial liquidation of a Shareholder's interest in the Fund, generally will not result in the recognition of taxable income or loss to the Shareholder (except to the extent such distribution is treated as made in exchange for such Shareholder's share of certain ordinary income items that may be held by the Fund). It should be noted, however, that gain must generally be recognized by a Shareholder where the distribution consists of marketable securities unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" as defined in Section 731(c) of the Code. While there can be no assurance, the Fund anticipates that it will qualify as an "investment partnership." Thus, if a Shareholder is an "eligible partner," which term should include a Shareholder whose contributions to the Fund consisted solely of cash, the nonrecognition rule described herein should apply. If any Shareholders contributed non-cash assets to the Fund, the tax consequences to them may differ if assets contributed to the Fund by a Shareholder are subsequently distributed to another Shareholder or other property is distributed to the contributing Shareholder.

LIMITATIONS ON LOSSES AND DEDUCTIONS

For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for indebtedness incurred or continued to purchase or carry property held for investment). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income" (net gain and ordinary income derived from investments in the current year). Long-term capital gain and certain dividend income is excluded from investment income for this purpose unless the taxpayer elects to pay tax on such amount at ordinary income tax rates. The deduction for any investment interest that is disallowed under Section 163(d) of the Code for any year may generally be carried forward and used in subsequent years, subject to the limitations of Section 163(d) in the subsequent years.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Shareholder, and the investment interest limitation would apply to a non-corporate Shareholder's share of the interest expenses attributable to the Fund's operation. In such case, a non-corporate Shareholder could be denied a deduction for all or part of its distributive share of the Fund's interest and short sale expenses (including the Fund's share of such expenses from Investment Funds). The investment interest limitation would also apply to interest paid by a non-corporate Shareholder on money borrowed to finance its investment in the Fund. Potential Shareholders are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of the taxpayer's adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may be deducted only to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Whether the expenses of the Fund and the Investment Funds that flow through to a Shareholder will constitute investment expenses will depend upon whether the operations of the relevant fund will qualify as "trading" rather than "investment" activities. If such activities constitute investment rather than trading activities, the foregoing limitations on deductibility would apply to a noncorporate Shareholder's share of the expenses of the Fund, including the Management Fees and the performance fees payable to PAI. The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Shareholders should consult their tax advisors with respect to the application of these limitations.

POTENTIAL FOREIGN INVESTMENTS

The Fund or the Investment Funds may make investments that may involve additional foreign tax issues. The tax consequences to Shareholders depend in large part on the activities and investments of the Investment Funds in which the Fund invests, and such Investment Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Investment Funds.

FUND TAX RETURNS AND TAX INFORMATION

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. Income or loss of an Investment Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if realized by the Fund on the last day of the Investment Fund's fiscal year. The Fund may not receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Shareholders to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Shareholders should be prepared to obtain extensions of time to file their income tax returns.

The investment managers of the Investment Funds will not prepare income tax information returns of the Investment Funds in which the Fund invests, which will be prepared by management and/or independent accountants for each such Investment Fund. An audit of the Fund's or an Investment Fund's information return may affect the tax consequences of an investment in the Fund by a Shareholder and may cause audits of the returns of a Shareholder. The activities of Investment Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Shareholders in the Fund.

Pursuant to the LLC Agreement, PAI will be the Fund's tax matters partner and will have considerable authority with respect to the tax treatment of Fund items and the procedural rights of the Shareholders. PAI generally will be able to extend the statute of limitations on behalf of all Shareholders with respect to Fund items and to effect settlements with respect to tax deficiencies that bind certain Shareholders. A Shareholder may file with the Internal Revenue Service a statement that the tax matters partner does not have the authority to enter into a settlement agreement on behalf of that Shareholder.

STATE AND LOCAL TAXES

In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's activities or its investments in entities that conduct business in those jurisdictions. Shareholders of the Fund are generally taxable in their state of residence on their share of the Fund's income. Shareholders of the Fund may be subject to tax in other jurisdictions depending on the activities of the Fund and of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

INVESTMENT BY QUALIFIED RETIREMENT PLANS AND OTHER TAX-EXEMPT INVESTORS

Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), IRAs, educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as it is not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Investment Funds therefore will be reported to the Fund and, in turn, its Shareholders. In addition, income derived from debt-financed property; that is, property as to which there is "acquisition indebtedness" is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

To the extent that the Fund incurs debt to purchase any interests in Investment Funds, or other assets, a portion of the Fund's income will be UBTI. In addition, income from an Investment Fund in which the Fund invests will constitute UBTI to the extent that the Investment Fund acquired its assets with "acquisition indebtedness." Any UBTI realized by an Investment Fund that is taxed as a partnership must be taken into account by the Fund and its Shareholders and the investment manager has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund's taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at tax rates as would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Investment Funds in which it invests sufficient to determine the Fund's share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund may be unsuitable for such trusts.

Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. Tax-exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

OTHER TAXES

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce the cash available for distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or arrangement subject to ERISA (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions, and other fiduciary standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities, the foregoing regulations, and DOL guidance. An ERISA Plan fiduciary should also take into account the discussion of UBTI, above. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         A fiduciary of an ERISA Plan, IRA or other employee benefit plan subject to Section 4975 of the Code should also consider whether an investment in the Partnership might constitute or give rise to a "prohibited transaction". Certain prospective employee benefit plan investors may currently maintain relationships with PAI or one or more investment managers of Investment Funds in which the Fund invests, or with other entities that are affiliated with PAI or such investment managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any such employee benefit plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit plan assets to be used for the benefit of a party in interest and also prohibits a plan fiduciary from using its position to cause the plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

         Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, PAI will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

         The provisions of ERISA and other laws applicable to employee benefit plans are subject to extensive and continuing administrative and judicial interpretation and review. Employee benefit plans that are not subject to ERISA, such as state and local governmental plans, may be subject to state or local regulations that may prohibit or otherwise affect a decision to invest in the Fund. The discussion of ERISA and other laws applicable to employee benefit plans contained herein is, of necessity, general and may be affected by future publication of regulations and rulings.

         FIDUCIARIES OF EMPLOYEE BENEFIT PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA, THE CODE AND/OR APPLICABLE LOCAL LAW OF AN INVESTMENT IN THE FUND.

     ADDITIONAL INFORMATION ABOUT THE FUND AND SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix B to this Prospectus. An investor and his or her advisers should carefully review the LLC Agreement since each Shareholder by subscribing to purchase Shares will be deemed to have agreed to be bound by the terms and conditions of the LLC Agreement. The following is a summary description of items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

DESCRIPTION OF THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on [ ], 2003, and as of the date of this prospectus has no operating history. The Fund's office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825. The Fund's prospectus and SAI are available upon request and without charge by contacting the Fund.

SHARES; SHAREHOLDERS

Each Share represents a capital contribution of $[ ] at the initial closing. The value of a Share at the time of any subsequent offering will be the net asset value per Share at such time. Persons who purchase Shares from the Fund will be Shareholders of the Fund. PAI and its affiliates may contribute capital to and maintain an investment in the Fund and to that extent will be Shareholders of the Fund. PAI and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Shares or have their Shares repurchased by the Fund without notice to Shareholders. Any purchase or repurchase of Fund Shares by PAI or its affiliates will occur only on the terms and conditions as set forth in this Prospectus and the Fund's SAI.

In addition, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Persons to whom Shares are transferred in accordance with the LLC Agreement will be Shareholders of the Fund, subject to such person meeting any transferability requirements. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. By subscribing for a Share, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, PAI, PIM, PFD, each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the LLC Agreement or any misrepresentation made by that Shareholder in connection with any such transfer.

LIABILITY OF SHAREHOLDERS

Under Delaware law and the LLC Agreement, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal). Shareholders may be obligated to return to the Fund amounts distributed to the Shareholder in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

DUTY OF CARE

The LLC Agreement provides that the Board shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services and shall be indemnified by the Fund against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund to the fullest extent permitted by law. The LLC Agreement also provides that PAI (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of PAI (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund, except for losses arising out of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder's capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the Board or PAI (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

AMENDMENT OF THE LLC AGREEMENT

The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required by the 1940 Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of the holder of a majority of the Shares adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

TERM, DISSOLUTION, AND LIQUIDATION

The Fund shall be dissolved:

o Upon the affirmative vote to dissolve the Fund by: (i) the Board; or (ii) Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders; or

o    As required by operation of law.

Upon the occurrence of any event of dissolution, the Board or PAI, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint PAI to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Shareholders; and (iii) finally to the Shareholders proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each fiscal year such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law. However, an Investment Fund's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Shareholders to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. Accordingly, Shareholders should be prepared to obtain extensions of time to file their income tax returns.

The Fund anticipates sending to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent monthly reports regarding the Fund's operations during each month. Any Shareholder may request from PAI an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

FISCAL YEAR

The Fund's fiscal year ends on December 31st of each year. Based on the Fund's limited operating history, financial highlights are not available at this time.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected [____________________] as the independent public accountants of the Fund. [____________________] principal business address is located at [____________________].

The law firm of Hale and Dorr, LLP, serves as legal counsel to the Fund.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS
INVESTMENT OBJECTIVE AND STRATEGIES                                            2
ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES OF
THE FUND, THE INVESTMENT FUNDS AND RELATED RISKS                               3
INVESTMENT RESTRICTIONS                                                        3
MANAGEMENT OF THE FUND                                                         3
PORTFOLIO TRANSACTIONS                                                         3
REPURCHASE OF COMMON SHARES
U.S. FEDERAL INCOME TAX MATTERS
EXPERTS                                                                        3
ADDITIONAL INFORMATION                                                         3
FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT                          3

Appendix A - Description of Ratings                                          A-1

                       APPENDIX A - INVESTOR CERTIFICATION

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust, if the trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the decision to invest in the Fund meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under
Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement; or (H) an employee of the investment adviser (other than an employee performing solely clerical, secretarial or administrative functions with regard to the investment adviser) who, in connection with my regular functions or duties, participates in the investment activities of such investment adviser, and have been performing such functions and duties for or on behalf of the investment adviser, or substantially similar functions or duties for or on behalf of another company for at least 12 months. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with an investment in the Fund. I understand that an investment in the Fund will have limited liquidity and should be viewed as a long-term investment.

I am aware of the Fund's fees and expenses, including the performance fee, and limited provisions for transferability and withdrawal and have carefully read and understand the "Compensation and Expenses" and "Buying, Selling and Transferring Shares" provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Investor Certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in view of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I may be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus. I UNDERSTAND AND ACKNOWLEDGE THAT PIONEER ALTERNATIVE INVESTMENT MANAGEMENT LIMITED ("PAI") IS NOT A FIDUCIARY TO ANY PLAN.

I understand that the Fund and its affiliates are relying on this certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify PAI and its affiliates and hold them harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Shareholder, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.



                                 By:  ________________________________

                                 Print full Name:

                                 Address:

                                 Date:

                             PIONEER ALLWEATHER FUND


                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer AllWeather Fund (the "fund") is a newly formed, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus relating thereto, dated _______, 2003. This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares (the "shares"), and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RELATED RISKS............2

INVESTMENT RESTRICTIONS......................................................13

MANAGEMENT OF THE FUND.......................................................14

PORTFOLIO TRANSACTIONS.......................................................22

INVESTMENT RESULTS...........................................................24

EXPERTS......................................................................27

ADDITIONAL INFORMATION.......................................................27

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT........................28

Appendix A - Description of Ratings.........................................A-1


        This statement of additional information is dated _______, 2003.


        ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RELATED RISKS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policy or restrictions. Pioneer Alternative Investment Management Ltd. ("PAI"), the fund's investment adviser, expects that under normal conditions substantially all of the fund's assets will be invested in securities of investment vehicles that are not offered to the general public, typically referred to as hedge funds ("Investment Funds"). The Investment Funds may employ a wide range of specialized investment strategies and techniques which involve substantial risks. However, PAI seeks to construct a portfolio of investments in the Investment Funds which would allow the fund to achieve steady capital appreciation with low volatility and limited correlation to the equity and bond markets.

This section also provides additional information about types of investment and investment techniques of the Investment Funds in which the fund invests. Since there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. The Investment Funds in which the fund invests are not subject to the fund's investment policies and may have different or contrary investment policies. Further, the Investment Funds may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Investment Funds' investment objectives and are permissible under applicable regulations governing the Investment Funds. Any decision to invest in this fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately at the time of investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

Under normal conditions, the fund invests substantially all of its assets in securities of Investment Funds.

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest up to 100% of its assets in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. These investments may result in a lower return than would have been obtained had the fund been able to invest some or all of those assets in Investment Funds.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Managers of the fund (the "Board"), PAI reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of U.S. government securities to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize the risk associated with reverse repurchase agreements, the fund will segregate assets in an amount at least equal to the repurchase price of the securities. The fund will enter into reverse repurchase agreements only with banks that are approved in advance as being creditworthy by the Board.

ILLIQUID SECURITIES

Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by PAI. PAI determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. Under the direction of the Board, PAI monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

There is no limit to the percentage of the fund's net assets that may be invested in illiquid securities. The fund's investments in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The fund will typically have only limited rights to withdraw its investment in the Investment Funds. The illiquidity of these interests may adversely affect the fund if it sold such interests at an inopportune time.

PAYMENT IN KIND FOR REPURCHASED SHARES

The fund does not expect to distribute securities as payment for repurchased shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the fund or shareholders not requesting that their shares be repurchased, or that the fund has received distributions from Investment Funds in the form of securities that are transferable to the shareholders. In the event that the fund makes such a distribution of securities as payment for shares, shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. Most or all of the Investment Funds are not "investment companies" under the 1940 Act and thus the fund's investments in the Investment Funds are generally not subject to these limitations. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund does not currently invest in other investment companies for which PAI or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of directly leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or PAI will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. The fund is not required to segregate assets in connection with leverage which is created indirectly through investments in the Investment Funds and has no intention to do so.

SUSPENSION OF OFFERINGS

Any offering of shares may be suspended, in the Board's sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

DEBT SECURITIES RATING CRITERIA

An Investment Fund may invest in both investment grade and non-investment grade debt securities.

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's) or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description for rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on an Investment Funds' value to the extent that it invests in such securities. In addition, an Investment Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest in its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on an Investment Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, an Investment Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Investment Fund's value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which an Investment Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

DISTRESSED SECURITIES

An Investment Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at time even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.

CONVERTIBLE DEBT SECURITIES

An Investment Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

WARRANTS AND STOCK PURCHASE RIGHTS

An Investment Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

An Investment Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrant and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

RISKS OF NON-U.S. INVESTMENTS

An Investment Fund may invest some or all of its assets in non-U.S. securities, including securities of offshore Investment Funds. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Investment Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of an Investment Fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Investment Fund to price its portfolio securities accurately or to dispose of such securities at the times determined by an investment adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Investment Fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, an Investment Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit an Investment Fund's investment in those markets and may increase their expenses. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of an Investment Fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of an Investment Fund's investments and the availability of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. Investment performance may be negatively affected by a devaluation of a currency in which the Investment Fund's investments are quoted or denominated. Further, investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Investment Funds are generally not required to hedge against non-U.S. currency risks.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an Investment Fund to make intended securities purchases due to settlement problems could cause the fund or Investment Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Investment Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Investment Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Investment Fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The Investment Funds will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to investments in such countries. These taxes will reduce the return achieved by the Investment Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Investment Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SHORT SALES

Many of the investment strategies employed by the Investment Funds involve the use of short sales. Short sales are transactions in which an Investment Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Investment Fund. To complete such a transaction, the Investment Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Investment Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund. Until the security is replaced, the Investment Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. To compensate the broker, the Investment Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Investment Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

The Investment Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Investment Fund replaces the borrowed security. The Investment Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Investment Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Investment Fund over the price at which it was sold short will result in a loss to the Investment Fund, and there can be no assurance that the Investment Fund will be able to close out the position at any particular time or at an acceptable price. Although the Investment Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Investment Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Investment Fund may not receive any payments (including interest) on collateral deposited with them.

While the Investment Fund is short a security, it is subject to the risk that the security's lender will terminate the loan at a time when the Investment Fund is unable to borrow the same security from another lender. If this happened, the Investment Fund must buy replacement shares immediately at the stock's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Investment Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Investment Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Investment Fund also may be required to pay a premium. The amount of any ultimate gain for the Investment Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Investment Fund may be required to pay in connection with the short sale.

OPTIONS AND FUTURES.

An Investment Fund may utilize to a significant degree options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchase over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

An Investment Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchase of the option the right to sell, and obligates the writer of the option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes the Investment Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchase of an option, the Investment Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Investment Fund would be entitled to exercise the option should it deem it advantageous to do so.

An Investment Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Investment Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC").

The use of derivatives that are subject to regulation by the CFTC by Investment Funds could cause the fund to be a commodity pool, which would require the fund to comply with certain rules of the CFTC. However, the fund intends to conduct its operations to avoid regulation as a commodity pool. The fund intends to monitor use of futures and related options by Investment Funds to help assure compliance with this limitation.

Engaging in these transactions involves risk of loss to the Investment Fund that could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Fund to substantial losses which may result in losses to the fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an Investment Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund is also subject to the risk of the failure of any of the exchanges on which its positions trade or of the exchanges' clearinghouses.

A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDICES. An Investment Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to its investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If an Investment Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Investment Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if an Investment Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An Investment Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by an Investment Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Investment Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the investment adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between an Investment Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Investment Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

BANK LOANS AND PARTICIPATIONS

An Investment Fund may invest, directly or through another private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends or the return of capital to the issuer's shareholders. However, in the event of bankruptcy, receivership, or other insolvency proceeding of a borrower, an Investment Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

Although an Investment Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Investment Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Investment Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay schedule interest or principal payments on bank loans held by an Investment Fund, the Investment Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the fund. An Investment Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Fund's investment is in a bank loan acquired from another lender, the Investment Fund may be subject to certain credit risks with respect to that lender. Further, there is not assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by an Investment Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

SWAPS, CAPS, FLOORS AND COLLARS

An Investment Fund may enter into interest rate, equity index, currency rate, total return and credit default swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

Certain swap agreement entered into by an Investment Fund may require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, the Investment Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

INTEREST RATE SWAPS. An Investment Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

EQUITY INDEX SWAPS. An Investment Fund may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchase the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

CURRENCY SWAPS. An Investment Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Investment Fund's performance will be adversely affected. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

TOTAL RETURN SWAPS. An Investment Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be floating interest rate payment to the counterparty.

CREDIT DEFAULT SWAP AGREEMENTS. The Investment Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Investment Fund may be either the buyer or seller in the transaction. If the Investment Fund is a buyer and no event of default occurs, the Investment Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Investment Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Investment Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Investment Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by PAI to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Investment Fund. When the Investment Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk Factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

PORTFOLIO TURNOVER

An Investment Fund may have a high portfolio turnover rate which may result in high transactions costs that are borne by the Investment Fund and its shareholders. As an investor in the Investment Fund, the fund would bear its share of those high transaction costs.

                             INVESTMENT RESTRICTIONS

The following are the fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Statements in italics are not part of the restriction.

The fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE PREFERRED SHARES, BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(7) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. government securities.

As an additional fundamental policy, the fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the fund's utilization thereof is wholly within the discretion of the Board. The fund's investment policies and restrictions do not apply to the activities and transactions of the Investment Funds in which the fund's assets are invested.

All other investment policies of the fund in the prospectus and statement of additional information under the heading "Investment Objective and Strategies" and "Additional Information on Investment Strategies of the Fund, Investment Fund and Related Risks" are considered non-fundamental and may be changed by the Board without prior approval of the fund's outstanding voting shares.

                             MANAGEMENT OF THE FUND

MANAGERS AND OFFICERS

The fund's Board provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The members of the fund's Board (each, a "Manager") and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate Managers who are interested persons of the fund within the meaning of the 1940 Act, and they are referred to as Interested Managers. Managers who are not interested persons of the fund are referred to as Independent Managers. Each Manager serves as a trustee of each of the 50 U.S. registered investment portfolios in the Pioneer family of funds ("Pioneer Funds"). The address for all Interested Managers and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------- --------------- ----------------- ----------------------------------- -----------------------------
                      POSITIONS       TERM OF OFFICE
NAME, AGE AND         HELD WITH THE   AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD BY
ADDRESS               FUND            SERVICE           FIVE YEARS                          THIS MANAGER
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INTERESTED MANAGER:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
* Osbert M.  Hood     Manager and     [Trustee since    President and Chief Executive
(50)                  Executive       _____, 2003.      Officer, PIM-USA since May, 2003
                      Vice President  Term expires in   (Director since January, 2001);
                                      2005.]            President and Director of Pioneer
                                                        Investment Management,
                                                        Inc. since May, 2003;
                                                        Chairman and Director of
                                                        Pioneer Investment
                                                        Management Shareholder
                                                        Services, Inc. ("PIMSS")
                                                        since May, 2003;
                                                        Executive Vice President
                                                        of all of the Pioneer
                                                        Funds since June 3,
                                                        2003; Executive Vice
                                                        President and Chief
                                                        Operating Officer of
                                                        PIM-USA, November
                                                        2000-May 2003; Executive
                                                        Vice President, Chief
                                                        Financial Officer and
                                                        Treasurer, John Hancock
                                                        Advisers, L.L.C.,
                                                        Boston, MA, November
                                                        1999-November 2000;
                                                        Senior Vice President
                                                        and Chief Financial
                                                        Officer, John Hancock
                                                        Advisers, L.L.C., April
                                                        1997-November 1999.
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INDEPENDENT
MANAGERS:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
[To be decided]
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
FUND OFFICERS:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Dorothy E. Bourassa   Assistant       Since ______,     Secretary of PIM-USA; Senior Vice   None
(55)                  Secretary       2003. Serves at   President-Legal of PIM; and
                                      the discretion    Secretary/Clerk of most of
                                      of Board.         PIM-USA's subsidiaries since
                                                        October 2000; Assistant
                                                        Secretary of all of the
                                                        Pioneer Funds since
                                                        November 2000; Senior
                                                        Counsel, Assistant Vice
                                                        President and Director
                                                        of Compliance of PIM-USA
                                                        from April 1998 through
                                                        October 2000; Vice
                                                        President and Assistant
                                                        General Counsel, First
                                                        Union Corporation from
                                                        December 1996 through
                                                        March 1998
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Vincent Nave (57)     Treasurer,      Since _____,      Vice President-Fund Accounting,     None
                      Chief           2003. Serves at   Administration and Custody
                      Accounting      the discretion    Services of PIM (Manager from
                      and Financial   of Board.         September 1996 to February 1999);
                      Officer                           and Treasurer of all of the
                                                        Pioneer Funds  (Assistant
                                                        Treasurer from June 1999 to
                                                        November 2000)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Luis I. Presutti      Assistant       Since ______,     Assistant Vice President- Fund      None
(38)                  Treasurer       2003. Serves at   Accounting, Administration and
                                      the discretion    Custody Services of PIM (Fund
                                      of Board.         Accounting Manager from 1994 to
                                                        1999); and Assistant Treasurer of
                                                        all of the Pioneer Funds since
                                                        November 2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Gary Sullivan (45)    Assistant       Since _____,      Fund Accounting Manager - Fund      None
                      Treasurer       2003. Serves at   Accounting, Administration and
                                      the discretion    Custody Services of PIM; and
                                      of Board.         Assistant Treasurer of all of the
                                                        Pioneer Funds since May 2002
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Alan Janson (32)      Assistant       Since ______,     Manager, Valuation Risk and         None
                      Treasurer       2003. Serves at   Information Technology - Fund
                                      the discretion    Accounting, Administration and
                                      of Board.         Custody Services of PIM since
                                                        March 2002; and
                                                        Assistant Treasurer of
                                                        all of the Pioneer Funds
                                                        since July 2002.
                                                        Manager, Valuation Risk
                                                        and Performance
                                                        Reporting of PIM from
                                                        June 2000 to February
                                                        2002; Member of Pioneer
                                                        Pricing Group from 1996
                                                        to 2000 (promoted to
                                                        Manager in 1998)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

*Mr. Hood is an Interested Manager because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of the investment adviser is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The fund's Board of Members consists of [8] Managers. Each Manager shall serve as Manager of the fund, unless his or her status as Manager is terminated pursuant to the fund's limited liability company agreement, dated as of ____, 2003 (the "LLC Agreement").

BOARD COMMITTEES

The Board of Members has an Audit Committee, which is composed of
_______________; an Independent Managers Committee, which is composed of
_________________; a Nominating Committee, which is composed of
__________________________; a Policy Administration Committee which is composed of ____________________; and a Valuation Committee, which is composed of
_________________________.

The Board of Members has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are:

o act as a liaison between the fund's independent auditors and the full Board of Members of the fund;

o discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

o review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund among the Pioneer Funds;

o review and approve expenses under the administration agreement between PAI and the fund; and

o ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the fund or PAI; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Managers take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Independent Managers Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Managers acting alone.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Managers to serve as an Independent Manager and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Valuation Committee reviews the valuation assigned to certain securities by PAI in accordance with the fund's valuation procedures.

The fund's LLC Agreement provides that the Board shall not be liable to the fund or any of the shareholders of the fund for any loss or damage occasioned by any act or omission in the performance of their services and shall be indemnified by the fund against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the fund to the fullest extent permitted by law, unless it is determined in the manner specified in the LLC Agreement that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Manager of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The LLC Agreement also provides that no Manager shall be personally liable to any shareholder for the repayment of any positive balance in the shareholder's capital account or for contributions by the shareholder to the capital of the fund or by reason of any change in the federal or state income tax laws applicable to the fund or its investors.

COMPENSATION OF OFFICERS AND MANAGERS

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their managers, directors and trustees as follows:

o If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Manager/Director/Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.

o If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Manager/Director/Trustee an annual fee of $1,000.

o If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Manager/Director/Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Manager/Director/Trustee and annual fee of $200 (PAI reimburses the fund for these fees).

o Each Pioneer fund with assets greater than $250 million pays each Independent Manager/Director/Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Manager by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2002.

                                                                                                         TOTAL
                                                              PENSION OR                           COMPENSATION FROM
                                        AGGREGATE         RETIREMENT BENEFITS   ESTIMATED ANNUAL      THE FUND AND
                                    COMPENSATION FROM     ACCRUED AS PART OF      BENEFIT UPON       OTHER PIONEER
NAME OF MANAGER                           FUND*              FUND EXPENSES         RETIREMENT           FUNDS**
INTERESTED MANAGER:
Osbert M. Hood.***                        $_____                 $0.00                $0.00            $17,000.00
INDEPENDENT MANAGER:

                                                                                                   $

*       Estimated for the fiscal year ending December 31, 2003.
** For the calendar year ended December 31, 2002. There are 50 U.S. registered investment portfolios in the family of Pioneer Funds.
*** Under the management contract, PAI reimburses the fund for any Manager fees paid to Interested Managers.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Manager beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2002. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2002. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Manager's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

----------------------------- --------------------------- -----------------------------------------------
                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                              DOLLAR RANGE OF EQUITY      IN ALL REGISTERED INVESTMENT COMPANIES IN THE
NAME OF MANAGER               SECURITIES IN THE FUND      FAMILY OF PIONEER FUNDS
----------------------------- --------------------------- -----------------------------------------------
INTERESTED MANAGER:
----------------------------- --------------------------- -----------------------------------------------
Mr. Hood                                _____                            over $100,000
----------------------------- --------------------------- -----------------------------------------------
INDEPENDENT MANAGER:
----------------------------- --------------------------- -----------------------------------------------

----------------------------- --------------------------- -----------------------------------------------

MATERIAL RELATIONSHIPS OF THE INDEPENDENT MANAGERS. FOR PURPOSES OF THE STATEMENTS BELOW:

o the IMMEDIATE FAMILY MEMBERS of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with PAI.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which PAI or any of its affiliates act as investment adviser or for which Pioneer Funds Distributor, Inc. ("PFD") or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by PAI or its affiliates.

As of December 31, 2002, none of the Independent Managers, nor any of their immediate family members, beneficially own any securities issued by PAI, UniCredito or any other entity in a control relationship to PAI or PFD. During the calendar years 2001 and 2002, none of the Independent Managers, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in PAI, UniCredito, or any other entity in a control relationship to PAI or PFD. During the calendar years 2001 and 2002, none of the Independent Managers, nor any of their immediately family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o        the fund
o        an officer of the fund
o        a related fund
o        an officer of any related fund
o        PAI
o        PFD
o        an officer of PAI or PFD
o        any affiliate of PAI or PFD
o        an officer of any such affiliate

During the calendar years 2001 and 2002, none of the Independent Managers, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, [except ____________.]

During the calendar years 2001 and 2002, none of the Independent Managers, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o        PAI
o        PFD
o        UniCredito
o        any other entity in a control relationship with PAI or PFD

None of the fund's Managers or officers has any arrangement with any other person pursuant to which that Manager or officer serves on the Board of Members. During the calendar years 2001 and 2002, none of the Independent Managers, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o        the fund
o        any related fund
o        PAI
o        PFD
o        any affiliated person of the fund, PAI or PFD
o        UniCredito
o        any other entity in a control relationship to the fund, PAI or PFD

[FACTORS CONSIDERED BY THE INDEPENDENT MANAGERS IN APPROVING THE MANAGEMENT CONTRACT. [NOTE: TO BE UPDATED FOLLOWING MANAGERS MEETING.] The 1940 Act requires that the fund's management contract be approved initially and, after its initial two-year term, annually both by the Board of Members and a majority of the Independent Managers voting separately. The Independent Managers have determined that the terms of the fund's management contract are fair and reasonable and that the agreement is in the fund's best interests. The Independent Managers believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost which they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Managers met independently from the Interested Managers of the fund and any officers of PAI or its affiliates. The Independent Managers also relied upon the assistance of counsel to the Independent Managers and counsel to the fund.

In evaluating the management contract, the Independent Managers reviewed materials furnished by PAI and discussed with representatives of PAI the fund's operations and PAI's ability to provide advisory and other services to the fund. The Independent Managers also reviewed:

o the investment performance of other investment funds managed by PAI with similar investment strategies;

o       the proposed fees to be charged by PAI for investment advisory services;

o       the fund's projected total operating expenses;

o the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by PAI; and

o PAI's policy with respect to soft dollar benefits generated by the fund's portfolio transactions.

The Independent Managers considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the persons responsible for the management of the fund's portfolio at PAI; (2) the favorable history and reputation of PAI and UniCredito, including their respective financial conditions; (3) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (4) the relative performance of other private funds managed by PAI with similar objectives compared to the results of other comparable investment companies and unmanaged indices. The Independent Managers deemed each of these factors to be relevant to their consideration of the management contract.]

CODE OF ETHICS

The fund and PAI have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, managers/directors/trustees and designated employees of PAI and certain of PAI's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund [other than securities issued by the Investment Funds which are not permitted], and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is filed as an exhibit to the fund's registration statement. Consequently, it is on public file with and available from the SEC at the address or website listed in the prospectus.

INVESTMENT ADVISER

The fund has contracted with PAI to act as its investment adviser. PAI is an indirect, wholly owned subsidiary of UniCredito. PAI is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2003, assets under management were approximately $___ billion worldwide. PAI and/or its affiliates have been managing alternative investment products since 1993. As of June 30, 2003, PAI and its affiliates had approximately $_____ million of assets under management, including $______ million in hedge funds of funds and $_____ in directly managed hedge funds. The fund does not intend to invest in any Investment Fund managed by PAI. Certain Managers or officers of the fund are also directors and/or officers of certain of UniCredito's subsidiaries.

As the fund's investment adviser, PAI provides the fund with investment research, advice and supervision and furnishes the fund with an investment program consistent with the fund's investment objective and policies, subject to the supervision of the fund's Managers. PAI determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Managers on the fund's investments and performance.

Under the management contract, PAI is not liable to the fund except by willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. PAI is authorized, subject to the approval of the Board and shareholders, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided by the fund or to assist PAI in providing these services.

COMPENSATION AND EXPENSES

As compensation for services required to be provided by PAI under the management contract between PAI and the fund, the fund will pay PAI a monthly asset based management fee (the "Management Fee") computed at the annual rate of [ %] of the fund's average month end net asset value (before any subscriptions for or repurchases of shares or the performance fee). The fund will also pay PAI a performance fee in an amount equal to [ %] of the increase (if any) of the fund's net asset value at the last business day of each month (before the deduction of the performance fee, but after the deduction or accrual for all other fees, expenses and liabilities) over the previous highest net asset value of the last business day of any preceding month (before deduction of performance fees) but after adjusting for subscriptions and redemptions from the fund at the end of the month in respect of which the performance fee is being calculated. If the net asset value of the fund subsequently declines, PAI shall not be required to repay such performance fee. These fees are higher than the management fees paid by most investment companies. The fees paid to PAI are in addition to the asset based and performance fees paid by the Investment Funds to the managers of such funds. As a shareholder of the Investment Funds, the fund indirectly bears a portion of the fees paid by the Investment Funds to the managers of such funds.

Pursuant to the LLC Agreement, the fund pays all of its own operating expenses, other than those which PAI is specifically required to bear pursuant to the management contract. Expenses borne by the fund include, but are not limited to the following:

1. All costs and expenses related to portfolio transactions and positions for the fund's account, including, but not limited to, brokerage commissions, sales loads, redemption fees, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;
2. All costs and expenses associated with the organization, operation, and registration of the fund, offering costs, and the costs of compliance with any applicable Federal or state laws;
3. The costs and expenses of holding meetings of the Board and any meetings of shareholders that are regularly scheduled, permitted, or are required to be held by the management contract, the 1940 Act, or other applicable law;
4. Fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the fund, or any committee of the Board, to assist in connection with its operations;
5. The costs of a fidelity bond and any liability insurance obtained on behalf of the fund, PAI, or the Managers;
6.       Any fees payable to PAI or the administrator(s);
7. All costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the fund, or with the conversion of the fund to a master-feeder structure as contemplated by the management contract;
8. All costs and expenses of preparing, printing, and distributing reports and other communications to shareholders;
9. The fees of custodians, transfer agents, and other persons providing administrative services to the fund;
10. All expenses in computing the net asset value of the fund and the shares, including any equipment or services obtained for such purposes;
11. Administrative and member service fees incurred by the fund will be allocated among its various classes based on the net asset value of the fund attributable to each such class; and
12. Such other types of expenses as may be approved from time to time by the Board.

The fund's organizational expenses are being borne voluntarily by PAI. Initial offering costs are being charged to capital and will be borne by the fund and shareholders thereof upon commencement of the fund's operations.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the management contract were approved by the fund's Board at a meeting of the Board held on __________, 2003, including a majority of the Independent Managers. The 1940 Act requires that the management contract be approved by a majority of the fund's Board, including a majority of the Managers who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board.

The management contract was approved by the sole common shareholder of the fund as of ___________, 2003.

Unless earlier terminated as described below, the management contract will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Managers of the fund and (ii) by the Board or by a majority of the outstanding voting securities of the fund. The management contract may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the fund and will terminate in the event it is assigned (as defined in the 1940 Act). The services of PAI are not deemed to be exclusive, and nothing in the relevant agreement will prevent PAI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the fund) or from engaging in other activities.

ADMINISTRATOR

The fund has also entered into an administration agreement with PIM pursuant to which PIM provides certain administrative services to the fund, including: providing office space and support services and personnel as necessary to provide such services to the fund; supervising the entities retained by the fund to provide accounting, financial reporting and other administrative services; handling Shareholder inquiries regarding the fund; preparing or assisting in the preparation of various reports, communications and regulatory filings of the fund; assisting in the review of investor applications; monitoring the fund's compliance with Federal and state regulatory requirements; coordinating and organizing meetings of the Board and the Shareholders and preparing related materials; and maintaining and preserving certain books and records for the fund. The fund pays PIM a fee for providing administrative services at the annual rate of [ ] % of the fund's average daily net assets.

The fund has retained [ ] to provide partnership accounting, financial and tax reporting, and certain other administrative services to the fund. The fund pays [ ] a fee for providing these services to the fund at the annual rate of __ % of the fund's average daily net assets.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by PAI pursuant to authority contained in the fund's management contract. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, PFD or its affiliates, and other affiliates of the fund. Under normal conditions, a substantial majority of the fund's assets will be invested in the Investment Funds. As a result, the fund anticipates that most of its transactions will be effected directly with the Investment Funds. While many of these transactions may not be subject to brokerage commissions, the fund may incur expenses in connection with purchasing and redeeming of interests in the Investment Funds, including the payment of brokerage commission or fees payable to Investment Funds or parties acting on their behalf or at their direction. The Investment Funds may incur substantial brokerage commission in carrying out their investment strategies. In addition, the Investment Funds are generally not registered under the 1940 Act and are not required to adopt brokerage policies similar to the fund's with respect to the fund's direct investments in securities or other registered investment companies. While PAI will consider each Investment Fund's brokerage policies as part of its overall evaluation of an Investment Fund as a prospective investment for the fund, it is difficult to predict exactly how the Investment Funds' brokerage policies will operate. The investment advisers may select broker-dealers that provide brokerage and/or research services to the Investment Funds in a manner which may or may not be consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

When the fund purchases and sells securities directly (I.E., other than those issued by the Investment Funds), it will normally do so in the over-the-counter market on a net basis (I.E., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. PAI normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. PAI seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, PAI considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

PAI may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by PAI. In addition, consistent with Section 28(e) of the Exchange Act, if PAI determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PAI maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the fund and other funds or accounts managed by PAI are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. PAI believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to PAI in rendering investment management services to the fund as well as other funds or other accounts managed by PAI, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PAI in carrying out its obligations to the fund. The receipt of such research has not reduced PAI's normal independent research activities; however, it enables PAI to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other funds managed by PAI or its affiliates. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Board periodically reviews PAI's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

                               INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500; the Dow Jones Industrial Average; the Russell U.S. Equity Indexes or the Wilshire Total Market Value Index; or any other comparable index.

In addition, the performance of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMER DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) an investor's need to analyze the objectives of various investments to determine where to invest; and (c) an investor's need to analyze his time frame fro future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in the fund, over any period up to the lifetime of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for the fund as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the fund made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T)n = ERV

         Where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the fund's mean account size.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON
DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the fund made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T)n = ATVD

         Where:

         P    = a hypothetical initial payment of $1,000

         T    = average annual total return (after taxes on distributions)

         n    = number of years

         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The taxes due on any distributions by the fund are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the fund's mean account size.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

Average annual total return quotations (after taxes on distributions and redemptions) are computed by finding the average annual compounded rate of return (after taxes on distributions and redemptions) that would cause a hypothetical investment in the fund made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1 + T)n = ATVDR

         Where:

         P     = a hypothetical initial payment of $1,000

         T     = average annual total return (after taxes on distributions and redemption)

         n     = number of years

         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The taxes due on any distributions by the fund and redemptions are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the fund's mean account size.

                                     EXPERTS

The statement of assets and liabilities of the fund at _____________ and the statement of operations for the period then ended appearing in this statement of additional information have been audited by ________________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. _________________, located at ________________________, serves as independent auditors to the fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2 relating to the shares offered hereby, has been filed by the fund with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                                   APPENDIX A

DESCRIPTION OF RATINGS1

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

--------

1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                           PART C - OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial statements.

         As Registrant currently has no assets, financial statements are omitted. The Registrant will be initially capitalized with $100,000 and will file a balance sheet by pre-effective amendment.

2.       Exhibits:

         a.1.  Limited Liability Company Agreement.(1)
         a.2.  Certificate of Formation.(1)
         b.    Not applicable.
         c.    Not applicable.
         d.    Not applicable (see Exhibit a.1.).
         e.    Not applicable.
         f.    Not applicable.
         g. Investment Advisory Agreement with Pioneer Alternative Investment Management Limited.(2)
         h.    Underwriting Agreement between the Registrant and Pioneer
               Funds Distributor, Inc.(2)
         i.    Not applicable.
         j.    Custodian Agreement.(2)
         k.1.  Administration Agreement.(2)
         k.2.  Subadminiatration Agreement.(2)
         k.3. Investment Company Service Agreement between the Registrant and Pioneer Investment Management Shareholder
               Services, Inc.(2)
         k.4.  Shareholder Servicing Agreement.(2)
         l.    Opinion of Counsel.(2)
         m.    Not applicable.
         n.    Consent of Independent Auditors.(2)
         o.    Not applicable.
         p.    Share Purchase Agreement.(2)
         q.    Not applicable.
         r.    Code of Ethics.(2)
         s.    Powers of Attorney.(2)

         (1)   Filed herewith.
         (2)   To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

See the Underwriting Agreement to be filed as Exhibit h to this Registration Statement.

ITEM 25. OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                   $
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses
Legal fees and expenses
[NASD fee                                                    ]
Miscellaneous
                 Total                              $

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

As of August 5, 2003, the number or record holders of each class of securities of the Registrant was

         (1)                                       (2)
         TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

         Common Shares                             0

ITEM 29. INDEMNIFICATION

The Registrant's Limited Liability Company Agreement (the "LLC Agreement") provides that, to the fullest extent permitted by law, the Registrant shall indemnify each Manager (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), any officer, Pioneer Alternative Investment Management, Ltd. (the "Investment Adviser") and Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Adviser or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) (each, a "Covered Person") against all losses, claims, damages, liabilities, costs, and expenses incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, before any judicial, arbitral, administrative, or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise, or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person of the Fund or the past or present performance of services to the Fund by such Covered Person. However, the indemnification shall not apply to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by the Covered Person by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to a Manager, officer or controlling person of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

To be provided by amendment.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

          1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2.   Not Applicable.

          3.   Not Applicable.

          4.   The Registrant undertakes:

               a. To file during any period in which offers or sales are being made, a post-effective amendment to his registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          5.   Not applicable.

          6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 5th day of August, 2003.

                                      PIONEER ALLWEATHER FUND LLC



                                      By /s/ Osbert M. Hood
                                      Osbert M. Hood
                                      Manager and Executive Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on August 5, 2003:

Signature                      Title


/s/ Osbert M. Hood             Manager and Executive Vice President
Osbert M. Hood                 (Principal Executive Officer)



/s/ Vincent Nave               Treasurer (Principal Financial and
Vincent Nave                   Accounting Officer)

                                  Exhibit Index


Exhibit
Number          Document Title

a.1.            Limited Liability Company Agreement

a.2.            Certificate of Formation